SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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                                            Rule 14a-6(e)(2))
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[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            GSB FINANCIAL CORPORATION
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              (Name of Registrant as Specified In Its Charter)

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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[_] Fee paid previously with preliminary materials.

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previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes:

                            GSB FINANCIAL CORPORATION
                             One South Church Street
                             Goshen, New York 10924
                                 (914) 294-6151



                                 March 16, 2000


Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of GSB Financial Corporation, we cordially invite you to attend our Annual Meeting of Stockholders. The meeting will be held at 4:30 p.m., New York time, on April 27, 2000 at the main office of Goshen Savings Bank, One South Church Street, Goshen, New York 10924.

         At the meeting, you will be asked to approve amendments to both our Stock Option Plan and Incentive Stock Award Plan, to elect three directors to our Board of Directors to serve for three year terms, and to ratify the appointment of Nugent & Haeussler, P.C. as our auditors for the fiscal year ending December 31, 2000.

         The accompanying proxy statement gives you information about these matters. Please read the proxy statement carefully before you decide how to vote. Your Board of Directors unanimously recommends that you vote "For" the director nominees and the three proposals.

         It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. Please mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         We appreciate your continued support of GSB Financial Corporation and its subsidiary, Goshen Savings Bank.

                                                    Sincerely,



                                                    Thomas V. Guarino
                                                    Chairman of the Board

                            GSB FINANCIAL CORPORATION
                             One South Church Street
                             Goshen, New York 10924
                                 (914) 294-6151

                           --------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 27, 2000

                           --------------------------

         Please take notice that the Annual Meeting of Stockholders of GSB Financial Corporation will be held at 4:30 p.m., New York time, on April 27, 2000 at the main office of Goshen Savings Bank, One South Church Street, Goshen, New York 10924.

         A Proxy Card and a Proxy Statement for the meeting are included with this notice.

         The meeting is for the purpose of considering and acting upon:

                  1. The approval of amendments to our Stock Option Plan to provide for accelerated vesting in the event of a hostile change in control or retirement and to permit the grant of options without the restrictions contained in the Stock Option Plan as it now exists;

                  2. The approval of amendments to our Incentive Stock Award Plan to provide for accelerated vesting in the event of a hostile change in control or retirement and to permit awards without the restrictions contained in the Incentive Stock Award Plan as it now exists;

                  3. The election of three directors to our Board of Directors; and

                  4. The ratification of the appointment of Nugent & Haeussler, P.C. as our auditors for the fiscal year ending December 31, 2000.

         Action may be taken on these proposals at the meeting on the date specified above, or on any date or dates to which the meeting may be adjourned. Stockholders of record at the close of business on March 3, 2000 are the stockholders entitled to vote at the meeting and any adjournments.

         Please complete and sign the enclosed form of proxy and mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the meeting in person. Each of our stockholders has one vote for each share of common stock owned. On the election of directors, each stockholder may vote for up to three directors, but may not cast more votes for any one nominee than the number of shares owned by that stockholder.

                       BY ORDER OF THE BOARD OF DIRECTORS

Goshen, New York
March 16, 2000

PLEASE RETURN YOUR PROXY PROMPTLY TO SAVE US THE EXPENSE OF ADDITIONAL REQUESTS TO ENSURE THAT THERE IS A QUORUM AT THE MEETING. A SELF ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                 PROXY STATEMENT

                           --------------------------

                            GSB FINANCIAL CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 27, 2000

                           --------------------------

         The Board of Directors of GSB Financial Corporation is furnishing this proxy statement in connection with its solicitation of proxies for the Annual Meeting of Stockholders on April 27, 2000 at the main office of Goshen Savings Bank, One South Church Street, Goshen, New York 10924 at 4:30 p.m, and all adjournments of the meeting. We are first mailing the accompanying Notice of Meeting and this Proxy Statement to stockholders on or about March 16, 2000.

         At the meeting, we will ask stockholders to approve amendments to our Stock Option Plan and our Incentive Stock Award Plan, to elect three directors to our Board of Directors for three year terms, and to ratify the appointment of Nugent & Haeussler, P.C. as our auditors for the fiscal year ending December 31, 2000. Stockholders of record on March 3, 2000 are entitled to receive notice of the meeting and are entitled to vote at the meeting. This is known as the "Record Date." As of the Record Date, there were 1,997,338 shares of common stock, par value $.01 per share, issued and outstanding.

         In this Proxy Statement, the terms "Company," "we," "our," "us," or similar terms refer to GSB Financial Corporation. References to the "Bank" mean Goshen Savings Bank, our wholly owned subsidiary.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE THREE DIRECTOR NOMINEES AND THE THREE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT.

VOTING AND PROXY CARDS

         Each of our stockholders has one vote for each share of common stock owned. On the election of directors, each stockholder may vote for up to three directors, but may not cast more votes for any one nominee than the number of shares owned by that stockholder. If you sign and return a proxy card in the form which the Board of Directors is soliciting so we receive it before the polls close at the meeting, your votes will be cast as you have marked on the proxy card, unless you revoke your proxy before the polls close. If you properly sign and return our proxy card but you do not mark on it how you want to vote on any matter, then the Board of Directors, as your proxy, will vote your shares in favor of the nominees for director named in this Proxy Statement and in favor of the three proposals. We do not know of any other matters that stockholders may present for a vote at the meeting. If any stockholder properly presents any other matter for a vote, including a proposal to adjourn the meeting, the Board of Directors, as your proxy, may vote on those matters based on its judgment.

         If you sign and return the enclosed proxy card, you may revoke it at any time before the polls are closed. If you want to revoke your proxy card, you must: (i) sign a written notice dated after the date of your proxy and deliver it to the Secretary of the Company, at or before the meeting, stating that you want to revoke the proxy, (ii) sign and deliver to the Secretary of the Company at or before the meeting another proxy card relating to the same shares with a later date, or (iii) attend the meeting and vote in person. Attending the meeting does not automatically revoke a proxy unless you also take one of the three actions described in the prior sentence. Any written notice revoking a proxy must be delivered to Barbara A. Carr, Secretary, GSB Financial Corporation, One South Church Street, Goshen, New York 10924.

         If 998,670 shares of our common stock are present in person or represented by proxy at the meeting, there will be a quorum which will allow the meeting to commence. Once a quorum is present, the meeting can continue even if some stockholders leave the meeting. If a stockholder is present in person or by proxy but abstains from voting any shares, or if a broker submits a proxy for shares but does not vote those shares, then the shares are counted as present for purposes of determining a quorum.

         A plurality of the votes cast will determine who will be elected as director. The approval of the amendments to the Stock Option Plan and the Incentive Stock Award Plan, and the ratification of the appointment of auditors, require a majority of the votes cast at the meeting.

         Our bylaws provide that, at an annual meeting, a stockholder may nominate a person for election as a director or bring any other proposal to a vote at any annual stockholders' meeting, by providing written notice to the Secretary of the Company identifying the proposed nominee or proposal. The notice of nomination, or notice of any other proposal which a stockholder may bring before an annual meeting, must set forth the name of each person such stockholder proposes to nominate for director or a brief description of the proposal, the name and address of the stockholder, the number of shares of common stock owned by such stockholder, any material interest of such stockholder in such business and all other information required under the Securities and Exchange Act of 1934 and the bylaws of the Company. The Company must receive the notice at least 90 days prior to an annual meeting, provided, however, for any annual meeting held in more than 30 days in advance of the anniversary of the prior annual meeting, the notice must be received not later than the close of business on the tenth calendar day after the notice of the meeting is first mailed to stockholders or publicly announced. The Company must receive the notice at its principal executive offices, One South Church Street, Goshen, New York, 10924, Attention: Barbara A. Carr, Corporate Secretary.

IMPORTANT INFORMATION FOR STOCKHOLDERS WHOSE STOCK IS HELD IN STREET NAME

         If you hold your stock in street name, which means that your stock is held for you in a brokerage account and is not registered on our stock records in your own name, please tell your broker as soon as possible how to vote your shares to make sure that your broker votes your shares before the polls close at the meeting. If your stock is held in street name, you do not have the direct right to vote your shares or revoke a proxy for your shares unless your broker gives you that right in writing.

                              PROPOSALS ONE AND TWO
                     THE AMENDMENTS TO THE STOCK OPTION PLAN
              AND THE AMENDMENTS TO THE INCENTIVE STOCK AWARD PLAN

         On February 25, 1998, our stockholders approved two stock compensation plans: the Stock Option Plan and the Incentive Stock Award Plan (also known as the "ISAP"). The Stock Option Plan provides for awards in the form of stock options, representing a right to purchase our common stock. The ISAP permits the outright award of shares of our common stock. The recipient of an ISAP award is not required to make any payment to the Company or the Bank in exchange for the shares and as the award vests, the vested shares will be the same as any other issued and outstanding shares of our common stock. A committee of our Board of Directors administers the two plans and has awarded benefits under the two plans to officers of the Bank. In addition, our directors have also received awards under the two plans.

         Federal banking regulations imposed a number of restrictions on the two plans when stockholders first approved them. The restrictions require that:

         o all awards vest over a period of at least five years from the date of stockholder approval except in the case of death and disability;

         o total awards to any employee may not exceed 25% of the available awards under each plan;

         o total awards to directors may not exceed 30% of the available awards under each plan; and

         o total awards to any one director may not exceed 5% of the available awards under each plan.

         Office of Thrift Supervision policy permits stockholders to remove these restrictions if they vote to do so at least one year after the Bank converted to the stock form of ownership in 1997. The purpose of the amendments is to remove the restrictions. The amendments also provide for the immediate vesting of all awards in the event of a hostile change in control or if, after ten years of service, a director retires or is not re-elected.

         The following table shows the number of options and awards held by directors and executive officers as of the Record Date. Disclosure includes all shares, whether or not vested, and does not take into account possible sales of ISAP shares after they became vested. None of the options awarded under the Stock Option Plan have been exercised.

                                                     Incentive Stock Awards                Stock Options
         Name of Person or                         ---------------------------        --------------------------
    Number of Persons in Group                     Number               Value*        Number              Value*
    --------------------------                     ------               ------        ------              ------
Barbara A. Carr                                     3,300              $ 37,331       10,400             $2,200**
Stephen W. Dederick                                 3,500              $ 39,594       11,400             $2,200**
Rolland B. Peacock, III                             2,900              $ 32,806        6,400             $2,200**
The Three Executive Officers, as a group            9,700              $109,731       28,200             $6,600**
The Six Non-Executive Directors, as a group        26,976              $304,986       67,446               ***
Eight Other Employees, as a group                   3,050              $ 34,504        8,450             $2,475**

* - Value is based upon the stock price on the Record Date of $11.3125. The value shown for options is equal to the difference between the exercise price and the price on the Record Date. See the following notes for a discussion of outstanding options with exercise prices in excess of the price on the Record Date. Options with exercise prices in excess of $11.3125 are reflected as having a value of zero.

** - The executive officers and other employees have some options with exercise prices above the price on the Record Date. All options with lower exercise prices have an exercise price of $10.8125 per share and were awarded in January 2000 as part of the incentive program discussed below under the caption "Compensation Committee Report on Executive Compensation."

*** - All options held by directors are at exercise prices in excess of the price on the Record Date.

----------------------------------
         Directors Hopkins, Kelsey, Lippincott and Mueller all have at least ten years of service with the Bank. Therefore, if stockholders approve the amendments, they would be entitled to immediate vesting of all awards in the event of retirement or termination without cause or failure to be re-elected as a director. All of the other directors have less than five years of service with the Bank and the Company.

         The amendments will not increase the maximum number of shares or options which we can award under either of the two plans to all directors, officers and employees in the aggregate. However, if stockholders approve the amendments, the Compensation Committee will have the authority to award stock options or ISAP shares to any person without regard to any per-person limit, up to the maximum awards available under either plan. The Compensation Committee will also have the authority to make awards to directors under either plan. As the plans now exist, directors received automatic awards when stockholders approved the plans but the plans do not allow the committee to make additional awards to directors.

         The amendments will automatically accelerate all outstanding awards if there is a hostile change in control. The plans generally define a "change in control" as (i) the acquisition of 25% or more of our stock, (ii) a change in a majority of the members of our Board of Directors other than upon the approval of two-thirds of the directors who were directors when the plans were approved,
(iii) the approval by the stockholders of a merger or consolidation in which our Board of Directors and stockholders are not in control of the entity that results from the merger or consolidation, or (iv) our liquidation. A change in control would also occur if any of those same events happened to the Bank. A "hostile change in control" is defined in the amendments as any change in control which results from a transaction which is not expressly approved by a resolution of, or a favorable approval or recommendation by, a majority of the disinterested directors of the Company (if the transaction is with a stockholder of the Company) or a majority of the Company's directors in the event of a transaction with a person or entity other than a stockholder. A change in control for which no Board approval or recommendation is required is a hostile change in control unless the transaction or event is approved by a two-thirds vote of members of our Board of Directors who were directors on the date stockholders approve the amendments, or other directors who were elected or nominated by such directors.

         Our Board of Directors has proposed these amendments because the Board of Directors believes that it would be appropriate to assure that directors and officers who face the potential of substantial disruption in the event of a hostile change in control, or directors who retire after ten years of service with us or with the Bank, should receive the immediate benefits of their awards under the two plans. The Board of Directors believes that it is appropriate to provide this benefit in order to avoid unfair forfeitures. In addition, our Board of Directors believes that the removal of other regulatory restrictions on the ability to award benefits under the two plans will increase the ability of the Board to better use the plans to foster the interests of our Company through the development of incentive programs using stock-based compensation. For example, as discussed below in the Compensation Committee Report on Executive Compensation, the committee has developed an incentive program using stock options and ISAP awards. The delayed vesting requirements in the two plans restricted the committee's flexibility in developing the incentive plan, and the Board believes that the repeal of mandatory delayed vesting will allow the committee to improve the incentive program to the benefit of all stockholders.

         Under the proposed amendments, if a hostile change in control occurs, a director or employee who received stock options under the Stock Option Plan could immediately exercise all options which he or she received and the director or employee would also receive an immediate distribution of all ISAP awards from the trust which we created to hold ISAP awards as they gradually vest. The same would also occur if a director retires or is not re-elected after ten years of service. The only difference between the two amendments is that an employee who retires as an employee but remains a director receives accelerated vesting of stock option awards but not ISAP awards. The reason for this difference is that incentive stock options which an employee exercises within three months after ceasing to be an employee have special tax treatment. Therefore, accelerated vesting of stock options is necessary to obtain the tax benefits even if the individual remains as a director.

         Please note that the two plans are separate plans and stockholders will vote on amending each plan separately. The approval or disapproval of the amendments to one plan will not affect the approval or disapproval of the amendments to the other plan. The text of the two plans, as amended, marked to show the changes from the existing plans, are included as Exhibits A and B to this proxy statement. Please read the changes carefully before you decide how to vote.

EXISTING PROVISIONS OF THE STOCK OPTION PLAN AND ISAP

         ELIGIBILITY. All directors, officers and other employees of the Company or the Bank and, with the approval of the Board of Directors, any corporate affiliate of the Company or the Bank, are eligible to participate in the plans.

         SHARES COVERED BY THE PLANS. The Stock Option Plan allows for the award of options to purchase up to 224,825 shares of our common stock and the ISAP allows for the award of up to 89,930 shares of our common stock. The Company funded the ISAP with 89,930 shares of stock purchased on the open market. Although 40% of the options awarded under the Stock Option Plan have vested, none of the options has been exercised, so the Company has not needed to fund any option exercises.

         ADMINISTRATION OF THE PLANS. The Compensation Committee of our Board of Directors administers the plans. There are approximately 46 directors, officers and employees of the Company or its affiliates who are eligible to participate in the plans. When deciding on grants under the plans, the Compensation Committee has considered, among other things, position and years of service, the value of the participant's service to the Company or the Bank and the added responsibilities of such individual as an employee, director or officer of a public company or its subsidiary, and the Bank's financial performance. The Compensation Committee has the authority to select the officers and employees who will participate in each plan, impose conditions on vesting, change or accelerate the vesting schedule and establish rules for the implementation of the plans, but in all cases limited by the requirements of federal and state laws and regulations.

         TERMINATIONS AND FORFEITURES UNDER THE PLANS. The plans now provide that awards to directors and employees automatically terminate and are forfeited if the awards are not vested and the person is terminated for cause or voluntarily resigns. Vested options terminate 90 days after any such resignation and they terminate immediately upon termination for cause. If a stock option or ISAP award terminates or is forfeited before it vests, then the number of shares covered by the option or ISAP award will again be available for new awards.

         RESTRICTIONS ON TRANSFERS. Generally, the recipient of an option may not assign or transfer any interest in the option except under certain limited exceptions described in the Stock Option Plan. The recipient of an ISAP award may not transfer the shares represented by the award until the shares vest. As the shares vest, they become like all other shares of our common stock and may be sold in the same manner.

ADDITIONAL TERMS OF THE STOCK OPTION PLAN

         The term of stock options under the Stock Option Plan may not exceed ten years. Recipients can only exercise their options before they expire. No options may be granted after February 24, 2008. The Compensation Committee may award either "incentive stock options" as defined under Section 422 of the Internal Revenue Code, or stock options not intended to qualify as such ("non-qualified options"). There are 120,729 shares remaining available for future awards of options under the plan.

         The exercise price for the purchase of shares under an option will not be less than 100% of the market value of the shares on the date the option is awarded. The exercise price must be paid in full in cash or, if the Compensation Committee permits, the exercise price may be paid in shares of our stock, or a combination of stock and cash.

         The plan provides that after a participant dies, the Compensation Committee may permit options of a deceased participant to be settled in cash instead of by the delivery of shares.

         LIMITS ON INCENTIVE STOCK OPTIONS. Incentive stock options which the Compensation Committee awards will be subject to the following additional requirements of Section 422 of the Internal Revenue Code:

         o Incentive stock options cannot be awarded to a person owning more than 10% of the voting power of our stock unless the option exercise price equals 110% of the fair market value of the stock at the time of award and the term of the option may not exceed five years.

         o If the total fair market value of the stock underlying options first exercisable in any year exceeds $100,000, then the options which cause the excess will not be incentive stock options.

         o The tax benefits of an incentive stock option are not effective for the participant if he or she sells shares obtained upon exercise of the option within two years after the option is awarded or within one year after the option is exercised.

         o The tax benefits are also not available to the participant unless the participant is an employee of the Company or its affiliates continually from the day the option is awarded until not more than three months before the option is exercised.

All the options which the Compensation Committee awarded to officers were incentive stock options.

         LIMITED STOCK APPRECIATION RIGHTS. Each option under the plan is accompanied by a Limited Stock Appreciation Right ("LSAR") that the holder of the option may exercise for six months after a change in control (as defined in the Stock Option Plan), or more than six months after a change in control if necessary to avoid liability under Section 16 of the Securities Exchange Act of 1934. When a participant exercises a LSAR, he or she will receive in cash, for each share covered by the LSAR, the difference between the fair market value of the common stock at the time of exercise and the exercise price of the related stock option. The related stock option will then terminate. LSARs will terminate upon a change of control if the acquiror agrees to make a monetary payment or provide substitute options or other property equivalent in value to the value of the option which terminates.

         EFFECT OF MERGERS AND OTHER ADJUSTMENTS. The Compensation Committee can adjust both the maximum number of shares covered by the plan, and all outstanding options, if there is a merger, consolidation, reorganization, recapitalization (including any distribution of capital to shareholders, whether taxable or otherwise), combination or exchange of shares, stock dividend, stock split or other change in our corporate structure or our stock.

         AMENDMENT AND TERMINATION OF THE STOCK OPTION PLAN. Our Board of Directors may amend, suspend or terminate the plan, but only after complying with any applicable state and federal banking regulations. Stockholder approval must first be obtained for any amendment if necessary for the plan to satisfy the requirements for the award of incentive stock options under Section 422 of the Internal Revenue Code. For example, stockholder approval is required for the amendment described in this proxy statement, and will be required for an amendment which (i) increases the total number of incentive stock options which may be issued under the plan (except for increases due to mergers and other permitted adjustments as described above), (ii) materially increases the benefits to participants with respect to incentive stock options, (iii) materially changes the participation eligibility requirements to receive incentive stock options; or (iv) seeks to modify any of the other provisions of the plans which state or federal banking laws require be included in the original plans. No amendment, suspension or termination may reduce the rights of any participant, without his or her consent, in any option already awarded.

         FEDERAL INCOME TAX CONSEQUENCES. Under present federal income tax laws, awards of stock options under the plan will have the following consequences:

         (1) The participant has no taxable income and the Company is not entitled to any tax deduction when an option is awarded.

         (2) When a participant exercises an incentive stock option, he or she has no taxable income at that time. The difference between the exercise price and the fair market value of the shares on the date of exercise is an item of tax preference for the participant which may, in certain situations, trigger the alternative minimum tax. When a participant sells stock which was obtained upon the exercise of an incentive stock option, the participant has a taxable capital gain equal to the difference between the amount received on the sale and the amount paid for the stock. This amount is treated as ordinary income instead of a capital gain if the participant sells the stock within one year after exercising the option or within two years after the option was awarded.

         (3) When a participant exercises an option that is not an incentive stock option, the participant has taxable ordinary income at that time equal to the difference between the exercise price and the fair market value on the date of exercise.

         (4) When a participant exercises an LSAR, the participant has taxable ordinary income at that time equal to the cash received as a result of the exercise.

         (5) The Company will be allowed a deduction at the time, and in the amount of, any ordinary income which the participant has, but only if the Company meets its federal withholding tax obligations.

ADDITIONAL TERMS OF THE INCENTIVE STOCK AWARD PLAN

         ADMINISTRATIVE MATTERS. In order to implement the ISAP, the Company established a trust with HSBC Bank USA as trustee. The trust purchased, on the open market, 89,930 shares of our common stock to fund present and future awards under the ISAP. The Company contributed $1.6 million to the trust to pay for those stock purchases. The trust may not purchase any more shares of our common stock. The costs and expenses of administering the ISAP are borne by the Company, but dividends paid on shares not awarded to directors and employees may be used to offset expenses.

         ISAP awards are held in trust until they vest. There are 50,204 shares remaining in the ISAP which have not yet been awarded. As an award vests, the trustee distributes the vested shares to the participant and the shares are then like all other issued and outstanding shares, without limits imposed by the ISAP. An individual with unvested shares may vote and participate in dividends on those shares. The trustee will vote shares which have not yet been awarded in the same proportions as unvested shares which have been awarded and voted. Each participant who has an unvested award under the ISAP may direct the response to any tender offer, exchange offer or other offer made to shareholders with respect to those shares. If no direction is given, the trustee will not tender or exchange the shares. The trustee will generally tender or exchange shares which have not yet been awarded in the same proportion as the directions received on awarded but unvested shares.

         FEDERAL INCOME TAX CONSEQUENCES. Holders of ISAP shares will have taxable ordinary income when the ISAP shares vest, equal to the fair market value of the shares on that date. In certain circumstances, a holder may instead elect to recognize ordinary income when the award is made. Holders of ISAP shares will also have taxable ordinary income on any dividends (other that stock dividends) when dividend payments are received. The Company will have a deduction at the time, and in the amount of, any ordinary income recognized by the participant if the Company meets its federal withholding tax obligations.

         EFFECT OF MERGER AND OTHER ADJUSTMENTS. If there is a merger, consolidation, reorganization, recapitalization (including any distribution of capital to shareholders, whether taxable or otherwise), combination or exchange of shares, stock dividend, stock split or other change in our corporate structure or our stock, then the number of shares held by the ISAP trust shall be adjusted to reflect the transaction.

         AMENDMENT AND TERMINATION OF THE ISAP. The Board of Directors of the Company may amend, suspend or terminate the ISAP at any time, but no amendment or termination may affect outstanding awards. In addition, federal or state banking regulations require that stockholders must approve certain amendments to the ISAP, such as the amendment we have described in this proxy statement. If the ISAP terminates, the trustee of the ISAP trust must return all remaining assets of the trust to the Company after making such distributions as the Compensation Committee directs. The Company cannot terminate the ISAP if there are any outstanding unvested awards.

         FINANCIAL STATEMENT CONSEQUENCES OF THE ISAP. The Company did not record a financial statement expense when the trust purchased the ISAP shares, nor does it record an expense when awards are made under the ISAP. However, when all or any part of an award vests, the Company records an expense equal to the trust's original purchase price of the shares as they vest.

POTENTIAL ANTI-TAKEOVER EFFECTS

         Stockholders and others who may be interested in acquiring the Company could consider the amendments to the plans which provide for accelerated vesting in the event of a hostile change in control to have anti-takeover effects. This is because accelerated vesting of stock options and ISAP awards could increase the immediate costs of an acquisition of the Company. However, other professional investors have expressed the opinion that amendments such as these do not act as anti-takeover devices because the amendments have the effect of reducing the potential for economic conflict between directors and employees, on the one hand, and other stockholders on the other hand.

         Our stockholders should be aware that certain provisions of state and federal laws, as well as provisions of our certificate of incorporation, bylaws, employment contracts and employee benefit plans could have anti-takeover effects. The following is a general discussion of such provisions.

         The Company's Certificate of Incorporation requires an 80% vote to approve certain actions, such as certain mergers. Stockholders elect only one-third of the Board of Directors each year. Only the Board of Directors may call special meetings of stockholders and the only matters which stockholders can vote on at a special meeting are matters which the Board of Directors authorizes. Under certain circumstances, a merger or other business combination is permitted only if a uniform price is paid for our common stock. Furthermore, any person owning more than 10% of our outstanding voting stock may not cast any votes for the shares owned in excess of the 10% limit.

         The Bank's charter also prohibits, until July 9, 2000, any person (other than the Company, the Company's ESOP and certain related entities) from acquiring or offering to acquire, directly or indirectly, beneficial ownership of more than 10% of the Bank's equity securities. These provisions may discourage potential proxy contests and other potential takeover attempts, particularly those which have not been negotiated with our Board of Directors. Therefore, they may preserve the control of current management and have an adverse effect on the market price of the common stock.

         The Bank and the Company have employment contracts with three executive officers which provide for payments in the event of termination or certain other adverse employment action occurring within three years following a change in control. In addition, the Bank has retention agreements with four non-executive officers providing benefits to them if their employment is terminated under certain circumstances within two years after a change in control. For additional information about the employment contracts and the retention agreements, please see the discussion below under the caption "Employment and Retention Agreements."

         Furthermore, our ESOP, which owns 8.2% of our common stock, and the ISAP, which owns 2.5% of our common stock which has not yet been awarded to participants, could also have anti-takeover effects because voting control of those shares is in the hands of employees and directors who might oppose a takeover.

         These various provisions, agreements and plans may make it less likely, or more costly, for a person to seek to acquire the Company, and stockholders might receive less for their stock than otherwise might be paid if the Company is acquired.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
                   THE APPROVAL OF THE AMENDMENTS TO THE PLANS

                                 PROPOSAL THREE
                              ELECTION OF DIRECTORS

         Our Board of Directors has six members. The Directors are divided into three classes and stockholders elect directors for staggered three-year terms. Three directors will be elected at the 2000 Annual Meeting to hold office until the Annual Meeting of Stockholders in the year 2003. The Board of Directors has renominated Clifford E. Kelsey, Jr., Roy L. Lippincott and Herbert C. Mueller for re-election. They are all currently directors of the Company and the Bank. They have consented to being named in this proxy statement and to serve if elected. If any of them becomes unavailable for election for any presently unforeseen reason, the Board of Directors will have the right to use its discretion to vote properly executed proxies for a substitute.

         There are no arrangements or understandings pursuant to which any director was selected to serve as such, and there are no family relationships between any directors or executive officers of the Company. All directors and nominees have been directors of the Company since it was formed in March 1997.


                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                THAT STOCKHOLDERS VOTE IN FAVOR OF THESE NOMINEES

BOARD OF DIRECTORS - BIOGRAPHICAL INFORMATION

         Business experience for the directors listed below comprises experience for at least the past five years. Ages are as of the Record Date.

NOMINEES

         CLIFFORD E. KELSEY, JR., age 67, served as the President and Chief Executive of the Bank from April 1973 until December 31, 1998, and continues to serve, since 1973, as a director of the Bank. Mr. Kelsey was involved in the financial institutions industry for more than 30 years. He served as President and Chief Executive Officer of the Company from its inception through December 31, 1998 and remains a director of the Company. He also has served as a director of the Institutional Investors Capital Appreciation Fund, Inc., the Arden Hill Hospital, the Arden Hill Life Care Center and the Arden Hill Life Care Retirement Community since 1994.

         ROY L. LIPPINCOTT, age 59, has been a director of the Bank since 1978. Mr. Lippincott, now retired, was the President of Lippincott Funeral Chapel, Inc. in Goshen, New York, and from 1981 until 1996 he was President of Lippincott Funeral Home Inc. in Chester, New York. From 1971 until 1996, Mr. Lippincott was President of Ralston Lippincott Hasbrouck Ingrasia Funeral Home, Inc. located in Middletown, New York. Mr. Lippincott served as the Orange County Coroner from 1971 until 1985.

         HERBERT C. MUELLER, age 72, has been a director of the Bank since 1973. Dr. Mueller is a retired veterinarian, past owner of the Orange County Veterinary Hospital and past president of the Hudson Valley Veterinary Association. He also serves as the Treasurer and director of the Black Meadow Club, a local hunting club. Dr. Mueller served in the 11th Airborne Division from 1946 to 1947.

CONTINUING DIRECTORS

         GENE J. GENGEL, age 57, has been a director of the Bank since 1995. Mr. Gengel is the Executive Director of the Orange County Cerebral Palsy Association Rehabilitation Center, a position he has held since 1992. From 1965 to 1992, Mr. Gengel held various management positions in the telephone industry including General Manager of the Au Sable Valley Telephone Company, a subsidiary of the Rochester Telephone Corporation. Mr. Gengel is President of the Goshen Rotary Club and a member of the Elks Club. He has been recognized as a Professional in Human Resources by the Society for Human Resources Management and has completed the Cornell certificate program in Collective Bargaining. His term as a director of the Company expires in 2001.

         THOMAS V. GUARINO, age 46, has been a director of the Bank since 1996 and Chairman of the Board of Directors of the Company since April 1998. Mr. Guarino is the President and Senior Portfolio Manager of the Hudson Valley Investment Advisors, Inc., an investment management and advisory company, a position he has held since 1995. Prior to that, he had been, since 1988, a Vice President of Fleet Investment Advisors, Inc. and was Vice President in charge of investments of Norstar Bank of the Hudson Valley from 1981 to 1988. Mr. Guarino was an Adjunct Assistant Professor of finance for Orange County Community College from 1983 until 1995. He has served as the past president of the Goshen Rotary Club, the Mid- Hudson Chapter of the American Institute of Banking and the Hudson Valley Estate Planning Council. Mr. Guarino also serves as a trustee of the Goshen Rotary Scholarship Foundation, Inc. Mr. Guarino was elected President of the Bank, effective January 1, 1999, to satisfy regulatory requirements that the Bank have a person with that title. His term as a director of the Company expires in 2001.

         STEPHEN O. HOPKINS, age 61, has been a director of the Bank since 1980. Mr. Hopkins has been the regional representative for the American LaFrance Corporation since May 1997 and S.V.I. Trucks since 1992, supplying fire and rescue apparatus to fire stations. From 1981 to 1983, Mr. Hopkins served as the President of the Cataract Engine & Hose Co. He was the Town Supervisor for the Town of Goshen from 1996 to 1998. Mr. Hopkins served as the Mayor of the Village of Goshen from 1983 until 1989 and as the chief of the Goshen Fire District from 1975 to 1978. His term as a director of the Company expires in 2002.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         Executive officers are elected for one year terms and serve at the pleasure of the Board of Directors. Provided below is certain information regarding the executive officers of the Company and the Bank who are not directors.

         BARBARA A. CARR, age 44, serves as the Bank's Vice President and Senior Mortgage Officer. She is also the Secretary of the Company. Ms. Carr joined the Bank in 1976 and has served in various capacities since that time including Teller, Auditor, Secretary and Assistant Vice President. She serves as a Vice President of the Hudson Valley Association of Professional Mortgage Women, a member of the Mid-Hudson Valley Mortgage Banker's Association, a member of the Builders Association of the Hudson Valley, and a volunteer counselor with the Cornell Cooperative Extension's Family Budget Counseling Program.

         STEPHEN W. DEDERICK, age 43, joined the Bank in February 1997 as its Senior Vice President and Chief Financial Officer. He also serves as Chief Financial Officer and Treasurer of the Company and, as of January 1, 1999, also became Treasurer of the Bank. Prior to joining the Bank, Mr. Dederick was the Vice President and Controller of MSB Bank, where he also served on the Asset/Liability Committee and the Investment Committee. Mr. Dederick joined MSB Bank in 1985. Mr. Dederick is a member of the Board of Directors of the Orange County United Way and is a member of its Finance Committee. He is also Treasurer of the Orange County Bankers Association. Mr. Dederick is active in scouting and is a member and past treasurer of the Pine Bush Lions Club.

         ROLLAND B. PEACOCK, III, age 49, joined the Bank in March 1998 as its Senior Vice President. He is also Vice President of the Company. Prior to joining the Bank, he was a Vice President with Albank Commercial and was previously with Key Bank, serving in a variety of positions over a period of 25 years, including commercial lending, branch administration, business development and human resources. He is Chairman of the Board of Trustees of the Arden Hill Foundation and a trustee of Arden Hill Hospital. Mr. Peacock is also a member of the Executive Board of the Hudson Valley Boy Scout Council, a trustee of McQuade Family Services, a member of the Goshen Rotary Club and active in the Chamber of Commerce of Orange County.

STOCK OWNERSHIP BY DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN OTHER HOLDERS

         We had 1,997,338 shares of common stock outstanding on the Record Date. The following table sets forth information regarding share ownership of (i) those persons or entities known by management to own beneficially more than five percent of our common stock, (ii) each of our directors, (iii) each of the executive officers of the Company and the Bank; and (iv) all directors and executive officers of the Company and the Bank, as a group. Information with respect to persons who own beneficially more than five percent of the common stock is based upon filings made pursuant to Section 13 of the Securities Exchange Act and other sources believed by us to be reliable.

                                                               Shares
                                                            Beneficially
                                                              Owned at              Percent of
Beneficial Owner                                           March 3, 2000(1)          Class(2)
----------------                                           ----------------         ----------
GSB Financial Corporation
Employee Stock Ownership Plan(3)
One South Church Street, Goshen, NY 10924                       163,789                8.1%

Josiah T. Austin(4)
El Coronado Ranch
Star Route Box 395, Pearce, AZ 85625                            161,000                7.9%

Warwick Community Bancorp Inc.
18 Oakland Avenue, Warwick, NY 10990                            151,600                7.5%

Gould Investors L.P.(5)
60 Cutter Mill Road, Suite 303, Great Neck, NY 11021            205,070               10.1%

Gene J. Gengel, Director                                         17,335(6)                *

Thomas V. Guarino, Director                                      23,094(7)             1.1%

Stephen O. Hopkins, Director                                     11,492(8)                *

Clifford E. Kelsey, Jr., Director                                27,622(9)             1.4%

Roy L. Lippincott, Director                                      23,992(10)            1.2%

Herbert C. Mueller, Director                                     23,352(11)            1.2%

Barbara A. Carr, Vice President and Senior Mortgage Officer      10,935(12)               *

Stephen W. Dederick, Senior Vice President
 and Chief Financial Officer                                     11,388(13)               *

Rolland B. Peacock, III, Senior Vice President                    7,780(14)               *

Directors and Executive Officers of the Company and the Bank,
as a group (9 persons)                                          156,990                7.7%

                                                 NOTES APPEAR ON FOLLOWING PAGE.

NOTES TO STOCK OWNERSHIP TABLE.

1. The amount reported represents shares held directly, as well as shares allocated to participants in the Company's Employee Stock Ownership Plan (the "ESOP"), and other shares with respect to which a person may be deemed to have sole voting or investment power. The table also includes, for each director, 2,698 unvested ISAP shares which vest in equal amounts in 2001, 2002 and 2003 but which the director can vote at the meeting and 4,496 options per director which are exercisable now or within 60 days after the Record Date. The Company has requested that the IRS permit an amendment of its ESOP to allow new employees hired during the last six months of 1998 to become ESOP participants for 1999. If the IRS approves the amendment, the number of ESOP shares allocated to executive officers on account of 1999 will be less than the amount included in this table.

2. Based upon 1,997,338 shares outstanding on the Record Date, which includes 18,668 shares issued but unvested under the ISAP, plus stock options for 32,776 shares exercisable on the Record Date or within 60 days thereafter. An asterisk ("*") means less than 1%.

3. Includes 28,894 shares representing the approximate number of shares allocated to ESOP participants. Of these allocated shares, approximately 8,763 shares are allocated to executive officers and also included elsewhere in this table as appropriate. The trustee of the ESOP is HSBC Bank USA. Subject to the trustee's fiduciary responsibilities, the trustee will vote allocated shares as instructed by the applicable participant. The trustee will vote allocated shares as to which no instructions are received and any shares that have not been allocated in the same proportion as allocated shares for which voting instructions are received.

4. Based upon a Rule 13d filing pursuant to the Exchange Act, which reflects that Josiah T. Austin has the sole voting power over 161,000 shares, including 17,000 shares in his own name and 144,000 shares owned by El Coronado Holdings, L.L.C. of which Mr. Austin is sole managing member.

5. Shares are beneficially owned by an investment advisory limited partnership for investment purposes and are estimated based upon a Rule 13d filing pursuant to the Exchange Act and other publicly available information.

6. Includes 8,343 shares owned by Mr. Gengel's Individual Retirement Account ("IRA").

7. Includes 500 shares owned by Mr. Guarino's spouse and 2,899 shares owned by him as custodian for his children.

8. Includes 2,000 shares owned by Mr. Hopkins' IRA.

9. Includes 8,630 shares owned by Mr. Kelsey's IRA and 10,899 shares owned by his wife.

10. Includes 15,000 shares owned by Mr. Lippincott's IRA.

11. Includes 5,000 shares owned by Mr. Mueller's IRA and 6,860 shares owned by his spouse.

12. Includes 2,640 unvested ISAP shares, 3,280 options exercisable now or with 60 days after the Record Date and 2,955 shares allocated to Ms. Carr in the ESOP.

13. Includes 600 shares owned by Mr. Dederick's IRA, 2,800 unvested ISAP shares, 3,680 options exercisable now or within 60 days after the Record Date and 3,608 shares allocated to Mr. Dederick in the ESOP.

14. Includes 1,000 shares owned by Mr. Peacock's IRA, 1,600 unvested ISAP shares, 1,680 options exercisable now or within 60 days after the Record Date and 2,200 shares allocated to Mr. Peacock in the ESOP.

-------------------------

MEETINGS OF THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES

         The Company's Board of Directors held eight meetings during 1999. Each of the directors of the Company is also a director of the Bank. The following is information about the Compensation and Audit Committees of the Company and the Bank.

         THE COMPENSATION COMMITTEE. The Compensation Committee is responsible for compensation matters of the Company and is responsible for administering and making grants or awards under the Stock Option Plan and the ISAP. The committee, which is comprised of directors Gengel, Lippincott and Mueller, also oversees the Company's Employee Stock Ownership Plan (the "ESOP"). The committee of the Company met seven times during 1999, twice in conjunction with the same committee of the Bank.

         The Compensation Committee of the Bank consists of the same persons as the Compensation Committee of the Company, none of whom are salaried officers of the Company or the Bank. The committee is responsible for determining the compensation of executive officers and employees of the Bank.

         THE AUDIT COMMITTEE of the Company, which also serves as the audit committee of the Bank, consists of directors Gengel, Kelsey and Lippincott. The Audit Committee (i) recommends and maintains communications with the independent auditors; (ii) reviews the status of the annual audit; and (iii) supervises the Bank's internal auditor. The Committee met twice during 1999.

         The entire Board of Directors acts as a nominating committee. Any stockholder desiring to suggest a nominee to the Board of Directors as a possible director should submit in writing a detailed resume of such person and a statement of such person's knowledge, expertise and experience in banking and financial matters. Stockholders of record may nominate candidates as directors, provided, however, that they must follow the procedural requirements discussed above under the caption "Voting and Proxy Cards."

DIRECTOR COMPENSATION

         Directors who are not employees of the Company or the Bank or any of their subsidiaries are paid a fee of $500 for each regular Board meeting and $300 for each committee meeting of the Company or the Bank. Each non-employee chairman of the various committees is paid a fee of $450 for each committee meeting. For certain other services rendered to the Company from time to time outside scheduled Board and committee meetings, directors are paid a fee of $100 per hour, not to exceed $300 on any single day. Directors are also eligible for participation in the Company's Stock Option Plan and ISAP.

EXECUTIVE COMPENSATION

         The Company has not paid any cash compensation to its executive officers since its formation. Except for stock-based compensation under its Stock Option Plan and ISAP, the Company does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of businesses other than the Bank.

         The following table sets forth information concerning the compensation paid to Ms. Carr and Messrs. Dederick and Peacock. Since the voluntary retirement of Mr. Kelsey as President and Chief Executive Officer of the Company and the Bank effective December 31, 1998, the Company has functioned without a person holding the title of Chief Executive Officer. The three executive officers together handle the daily management of the Company and the Bank, and thus compensation information for all of them is included in the table below.

-----------------------------------------------------------------------------------------------------------------------------------
                                                      SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Long-Term Compensation
                                                    Annual Compensation                          Awards
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Options/Stock
                                                                                     Restricted      Appreciation
                                                                 Other Annual           Stock           Rights         All Other
 Name and Principal Position  Year(1)  Salary($)    Bonus($)(2)  Compensation($)(3)  Awards($)(4)     ("SARs")(#)   Compensation(5)
-----------------------------------------------------------------------------------------------------------------------------------
Barbara A. Carr,               1999     $60,817       $1,820           None             $7,280           2,000         $17,035
Vice President and             1998     $53,441        None            None             $6,700           4,000         $10,965
Senior Mortgage Officer        1997     $49,057        None            None              None            None          $ 6,462
-----------------------------------------------------------------------------------------------------------------------------------
Stephen W. Dederick,           1999     $89,556       $1,820           None             $7,280           2,000         $24,223
Senior Vice President          1998     $78,206        None            None            $10,050           5,000         $15,016
and Chief Financial            1997     $60,991        None            None              None            None          $    22
Officer
-----------------------------------------------------------------------------------------------------------------------------------
Rolland B. Peacock, III(6)     1999     $88,000       $1,820           None             $7,280           2,000         $24,101
Senior Vice President          1998     $57,416        None            None              None            None          $     0
-----------------------------------------------------------------------------------------------------------------------------------

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         In fulfillment of Securities and Exchange Commission's requirements for disclosure in proxy materials of the Compensation Committee Report on Executive Compensation Committee's policies regarding compensation of executive officers, the Committee has prepared the following report for inclusion in this proxy statement.

         GENERAL POLICY CONSIDERATIONS. The Board of Directors of the Bank has delegated to its Compensation Committee the responsibility and authority to oversee the general compensation policies of the Bank and to establish compensation plans and specific compensation levels for executive officers. The Compensation Committee of the Company has been delegated the responsibility and authority to oversee implementation of, and approve grants and awards under, the Company's Stock

--------------------
         (1) The Company changed its fiscal year to a calendar year for 1999. All data in the table is presented on a calendar year basis.

         (2) Includes the value, based upon the stock price on the date of grant, of 140 ISAP shares for each executive officer which were granted in 1999 and vested immediately.

         (3) None of the three executive officers received additional benefits or perquisites which in the aggregate exceeded the lesser of $50,000 or 10% of his or her respective salary and bonus for the fiscal year.

         (4) On December 31, 1999, Ms. Carr had 880 shares of restricted stock with a value of $10,560, Mr. Dederick had 1,040 shares with a value of $12,480 and Mr. Peacock had 560 shares with a value of $6,720, based upon a market price of $12.00 per share on that date. These shares vest gradually in installments through 2003.

         (5) Other compensation includes: (i) the Bank's matching contribution under its 401(k) Plan for Ms. Carr of $1,824 in 1999, $1,603 in 1998 and $1,472
in 1997; $1,792 in 1999 and $1,275 in 1998 for Mr. Dederick; and $2,040 in 1999
for Mr. Peacock; (ii) premium payments for Ms. Carr of $11 in 1999 and $2 in 1998; for Mr. Dederick, $41 in 1999, $51 in 1998 and $22 in 1997; and for Mr.
Peacock, $61 in 1999; and (iii) the Bank's contribution to the ESOP to repay the ESOP loan for shares allocated to Ms. Carr of $15,200 in 1999, $9,360 in 1998 and $4,990 in 1997, to Mr. Dederick of $22,390 in 1999 and 13,690 in s 1998, and
to Mr. Peacock of $22,000 in 1999.

         (6) Mr. Peacock joined the Bank in March 1998.

Option Plan and the Company's ISAP. Both committees consist of all the non-officer directors so decisions of the two committees should be viewed together, and for the purposes of this discussion they will be referred to as the Compensation Committee.

         The Compensation Committee has developed an executive compensation policy designed to: (i) offer competitive compensation to attract, motivate, retain and reward executive officers who are crucial to the long-term success of the Company; and (ii) encourage decision-making that maximizes long-term stockholder value. The Compensation Committee seeks to consider a multitude of factors in establishing appropriate levels of compensation for executive officers, with no one factor clearly overshadowing all the others. The overall determination is based upon the subjective judgment of the committee members.

         The compensation package provided to the executive officers of the Bank is composed principally of base salary. The executive officers of the Bank are also eligible for awards and grants under the Stock Option Plan and the ISAP. The ISAP also provides employees and officers, with an additional equity-based incentive to maximize long-term shareholder value. The Compensation Committee considers it important to use stock-based compensation as a significant incentive as a component of an officer's total compensation package.

         The Compensation Committee considers multiple factors in determining executive compensation, some related to the specific work performed and expected of the officer and others related to the Company, the Bank, the local business climate and other general matters. For example, the Compensation Committee considers, among other factors, the level of responsibility of each officer; the expertise and skill level required to perform the position; satisfaction of prior period goals and objectives; length of service; the complexity of work that may be required in connection with strategic plans or special projects; and prior compensation history. General considerations include the Bank's earnings, capital and asset size; the results of government regulatory examinations; the Bank's regulatory ratings on safety and soundness as well as Community Reinvestment Act examinations; the ratio of salary and benefits expense to total assets; and performance and compensation programs of peer group banks.

         Employee benefit plans also represent an important component of any compensation package. The defined benefit pension plan, contributions to the 401(k) plan and health insurance benefits available to all employees, including executive officers, provide competitive benefits comparable to those available at other institutions.

         The Compensation Committee's decisions are discretionary and no mathematical or similar formula is utilized to determine any compensation package. The Compensation Committee believes that a competitive employee benefit package is essential to achieving the goals of attracting and retaining highly qualified employees.

         CHIEF EXECUTIVE OFFICER COMPENSATION. Since the voluntary retirement of Mr. Kelsey as President and Chief Executive Officer of the Company and the Bank effective December 31, 1998, the Company has functioned without a person holding the title of Chief Executive Officer. Director Thomas Guarino was elected President of the Bank, effective January 1, 1999, to satisfy regulatory requirements that the Bank have a person with that title. Mr. Guarino is not involved in the day to day management of the Bank or the Company. Messrs. Dederick and Peacock and Ms. Carr, the three executive officers of the Company and the Bank, are together responsible for overseeing the daily management of the Company and the Bank.

         The Compensation Committee determines the salary of the three executive officers on a calendar year basis. Base salary paid to Ms. Carr for fiscal year 1999 was $60,817, and reflects a 13.8% increase over her base salary for fiscal year 1998. Base salary paid to Mr. Dederick for fiscal 1999 was $89,556 which reflects a 14.5% increase over his base salary for fiscal 1998, and base salary paid in fiscal 1999 to Mr. Peacock, who joined the Bank in March 1998, was $88,000. In determining total compensation to be paid to these executive officers, the Compensation Committee considered the factors discussed above and also considered a number of specific matters including the increased responsibilities of these three executive officers with respect to the daily management of the Bank and the efforts to improve the Bank's interest rate spread through restructuring the Bank's loan and deposit programs. The Committee also considered the successful transition of the Bank following the retirement in December 1998 of the President and Chief Executive Officer, Senior Vice President and eight other officers and employees who elected to terminate their employment with the Bank under the Enhanced Voluntary Termination Program. The committee did not apply any mathematical or quantitative analysis in calculating any compensation package.

         In addition, in 1999, the committee developed an incentive plan for executive officers based upon awards under the Stock Option Plan and the ISAP. The committee established three levels of review to determine incentives under the plan. The first two levels were based upon net income of the Bank. If the Bank reached budgeted net income for 1999, the three executive officers would equally share 6,000 options and 3,000 shares under the ISAP. For exceeding budgeted net income, the thee officers would equally share up to 8,550 options and 4,275 shares under the ISAP, with the exact amount awarded based on a sliding scale depending upon how much net income exceeded budget. An additional 4,000 ISAP shares and 8,000 options were available to be awarded by the committee entirely in its discretion based upon qualitative judgments of performance by the executive officers. The awards on account of 1999 were made in 2000. Based upon net income of the Bank, the executive officers earned the entire available incentives for reaching budget and one-half of the graduated incentives for exceeding budget. The committee awarded the executive officers 36.5% of the additional discretionary awards based upon a general performance review, which was also shared equally among the executive officers. In addition, the committee established a parallel plan for awards to other officers based upon recommendations of the executive officers covering, for incentives based upon reaching or exceeding budgeted net income, a total of 2,425 ISAP shares and 4,850 stock options. The committee also retained the ability to allocate the discretionary awards under the third level of review to non-executive officers.

         This report is included at the direction of the Compensation Committee members, directors, Gene J. Gengel, Roy L. Lippincott and Herbert C. Mueller.

OPTION GRANTS DURING THE YEAR

         The following table sets forth information about options granted during 1999 to our executive officers under our Stock Option Plan.

                                                  OPTION GRANTS IN LAST FISCAL YEAR
                                                                                          Potential  Realizable Value at
                                                                                              Assumed Annual Rates of
                                                                                             Stock Price Appreciation
                                                Individual Grants                                for Option Term(1)
                           -----------------------------------------------------------------------------------------------
                                            Percent of Total
                                            Options Granted
                           Options Granted  to Employees in   Exercise or
                                (#)(2)        Fiscal year     Base Price  Expiration Date     5%           10%
                           ---------------  ----------------  ----------- ---------------   -------       -------
Barbara A. Carr                 2,000           25%           $   13.00      5/13/09        $16,360       $41,440

Stephen W. Dederick             2,000           25%           $   13.00      5/13/09        $16,360       $41,440

Rolland B. Peacock, III         2,000           25%           $   13.00      5/13/09        $16,360       $41,440

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

         Set forth below is a line graph comparing the cumulative total shareholder return on GSB Financial Corporation common stock with the cumulative total stockholder return of a broad market index including (i) the total return industry index for SNL All Thrift stocks (SNL is a firm that compiles and distributes financial information); (ii) the total return for the total U.S. NASDAQ stock market (as published by the Center for Research in Security Prices of the University of Chicago) commencing as of July 9, 1997, the date on which the Company's common stock commenced public trading and (iii) as a peer group comparison, SNL's total return index for thrifts with assets less than $250 million. This year, we have added the index for thrifts with assets less than $250 million because we believe that this index most accurately indicates our peer group, and thus will more accurately measure our stock performance, as compared to other similar. In accordance with the SEC guidelines, the stock price of the Company on July 9, 1997 which was used to establish the initial point in the following performance graph was $14.625, representing the closing price on that date. If the initial offering price of $10.00 was used, the cumulative stockholder return would have been approximately 22.5% through December 31, 1999. Total return assumes the reinvestment of cash dividends.



-------------------
         (1)Based upon the price on the date of grant and an annual appreciation at the rate stated (compounded annually) of such market price through the expiration date of such options. The 5% and 10% appreciation rates are set in Securities and Exchange Commission regulations and therefore are not intended to forecast possible future appreciation, if any, of the Company's stock price.

         (2)Options were granted ten years prior to the expiration dates shown. On each of the first five anniversaries following the respective dates of grant, 20% of the options granted will vest and become exercisable.

TRANSACTIONS WITH DIRECTORS AND OFFICERS

         The directors and the executive officers of the Bank maintain normal deposit account relationships with the Bank on terms and conditions no more favorable than those available to the general public. In the ordinary course of business, the Bank may make loans to directors, officers and employees. All loans to directors, executive officers and related parties are on substantially the same terms, including interest rate and collateral, as the prevailing at the same time for comparable loans to other customers and do not involve more than normal risk of collectibility or present other unfavorable features.


         In addition to such normal customer relationships, none of the directors or executive officers of the Company (or members of their immediate families) maintained, directly or indirectly, any significant business or personal relationship with the Company or the Bank during the 1999 fiscal year.

    [THE FOLLOWING TABLE REPRESENTS A GRAPHIC CHART WHICH HAS BEEN OMITTED]

                            TOTAL RETURN PERFORMANCE

                  GSB FINANCIAL    NASDAQ       SNL THRIFT       SNL <$250M
                   CORPORATION    TOTAL US*        INDEX        THRIFT INDEX
                  -------------   ---------     ----------      ------------

                       [PLOT POINTS TO BE INSERTED HERE]



EMPLOYMENT AND RETENTION AGREEMENTS

         The Company and the Bank has employment agreements with its three executive officers. The agreements establish each executive officers' duties and provide benefits in the event of a change in control. The employment agreements generally provide for a three year period of employment after a change in control with extension periods at the discretion of Board of Directors. The agreements do not, however, guarantee that the Board will continue any of the officer's continued employment with the Bank or the Company prior to a change in control.

         If the executive officer's employment terminates after a change in control under circumstances described in the employment agreement, such as changes in responsibilities or title following the change in control which are not commensurate with the executive officer's senior officer status, he or she would be entitled to receive, in addition to his or her earned but unpaid salary through the date of termination plus benefits in effect on the date of termination, a lump sum cash payment equal to (i) the present value of his or her remaining cash compensation (salary plus bonus that the executive officer would have earned if he or she had been employed until the end of the three year employment period, at the highest annual rate of salary and bonus paid during the two years prior to the change in control and (ii) the additional contributions or benefits that the executive officer would have earned under any employee benefit plans had his or her employment not been terminated prior to the end of the assurance period. If permitted by applicable laws, provisions will also be made for the cash out of stock options, appreciation rights or restricted stock as if he or she were fully vested. The executive officer's life, health and disability insurance or other benefit plan coverage would also continue for the remainder of the three year guaranty period.

         In general, a "change in control" will be deemed to occur when a person or group of persons acting in concert acquires beneficial ownership of 25% or more of any class of equity security of the Company or the Bank, upon stockholder approval of a merger or consolidation unless certain conditions are met, or a change of the majority of the Board of Directors of the Company or the Bank or upon liquidation or sale of substantially all the assets of the Company or the Bank.

         Payments under the Bank's agreements with the three executive officers are guaranteed by the Company. If payments under the two agreements are duplicative, payments due under the Company's agreement would be offset by amounts actually paid by the Bank. Ms. Carr and Messrs. Dederick and Peacock are entitled to reimbursement of certain costs incurred in interpreting or enforcing the agreements.

         Cash and benefits paid to the three executive officers pursuant to the agreements and under other benefit plans following a "change in control" may constitute "excess parachute" payments under Section 280G of the Internal Revenue Code, resulting in a 20% excise tax payable by the recipient and the denial of the deduction for such excess amounts to the Company and the Bank. The Company's agreement includes a provision indemnifying the executive officers on an after-tax basis for any such excise taxes. We estimate that, based on compensation for 1999, cash payments to be made in the event of a change in control of the Bank or the Company to the three executive officers would aggregate $715,000, not including payments for excise tax indemnification or for continuation of employee benefits such as health insurance.

         The Bank has also entered into employee retention agreements with four non-executive officers. The agreements establish the officers' respective duties and are intended to ensure that the Bank will be able to continue to benefit from their services. The retention agreements generally promise two years of employment after a change in control, with extension periods at the discretion of the Board of Directors, unless otherwise terminated by either party. The agreements do not, however, guarantee any of the officer's continued employment with the Bank prior to a change in control.

         If the officer's employment terminates after a change in control under circumstances comparable to those which would give rise to change in control payments under the employment agreements with the executive officers, the officer would be entitled to a payment generally equal to the employee's salary for the remainder of the promised two year employment period plus continued health insurance coverage for the two years. However, in no event may the aggregate amount payable under such agreements exceed 299% of average annual compensation paid to such officer during the five preceding taxable years. Based on compensation for 1999, cash payments to be made in the event of a change in control of the Bank or the Company to the four officers, in the aggregate, pursuant to the terms of the retention agreements are estimated to be up to $373,000, not including the cost of continued health insurance.

         The actual amount that may be paid in the event of a change in control pursuant to the employment and retention agreements can only be estimated at this time because the actual amount will be based on the compensation and benefit costs and other factors existing at the time of the change in control which cannot be determined at this time.

PENSION PLAN

         The Bank maintains a non-contributory, tax-qualified defined benefit pension plan for eligible employees. The following table illustrates the annual benefit payable upon normal retirement at age 65 in the normal form of benefit under the pension plan at various levels of average annual compensation and years of service under the pension plan.

                               PENSION PLAN TABLE
--------------------------------------------------------------------------------
                                    YEARS OF CREDITED SERVICE
--------------------------------------------------------------------------------
 REMUNERATION          15               20               25              30
--------------------------------------------------------------------------------
    $75,000         $22,500           $30,000         $37,500         $45,000
--------------------------------------------------------------------------------
    100,000          30,000            40,000          50,000          60,000
--------------------------------------------------------------------------------
    125,000          37,500            50,000          62,500          75,000
--------------------------------------------------------------------------------
    150,000          45,000            60,000          75,000          90,000
--------------------------------------------------------------------------------
    175,000          45,000            60,000          75,000          96,000
--------------------------------------------------------------------------------
    200,000          45,000            60,000          75,000          96,000
--------------------------------------------------------------------------------
    225,000          45,000            60,000          75,000          96,000
--------------------------------------------------------------------------------

         All employees and officers with more than 1,000 hours of service per year who have attained age 21 and completed one year of service are eligible to participate in the pension plan. The pension plan provides a benefit for each participant. The annual benefit is equal to 2% of the participant's average annual compensation multiplied by the participant's number of years of service not to exceed 30 years of service. For the plan year beginning January 1, 2000, the maximum permitted average annual compensation for determining pension benefits under the pension plan is $160,000 and the maximum annual pension benefit is $96,000.

         Average annual compensation is the average annual compensation for the three years prior to retirement. A participant is fully vested in his or her pension after five years of service. The Company funds the pension plan on an actuarial basis, and all assets are held in trust by the pension plan trustee.

         At December 31, 1999, Ms. Carr had 16 years of credited service under the pension plan, Mr. Dederick had two years of credited service and Mr. Peacock had one year of credited service.

                                  PROPOSAL FOUR

                     RATIFICATION OF APPOINTMENT OF AUDITORS

         Our Board of Directors appointed Nugent & Haeussler, P.C. as independent public accountants to audit the books of the Company for the fiscal year ended December 31, 2000, subject to ratification by the stockholders at the meeting. Nugent & Haeussler, P.C. has been employed regularly by the Company since it was formed in 1997 and the Bank for more than 27 years to examine their books and accounts and for other purposes.

         Representatives of Nugent & Haeussler, P.C. are expected to be present at the meeting and will have an opportunity to make a statement if they may desire. The representatives are expected to be available to respond to appropriate questions from stockholders.

                                 OTHER BUSINESS

         Management has no reason to believe that any other business will be presented at the meeting, but if any other business is presented, the Board of Directors as the holder of the proxies will vote on those matters in accordance with their judgment of the best interests of the Company.

                                     GENERAL

         We are sending you our Annual Report for 1999, including financial statements, with this proxy statement. The annual report is not part of the proxy solicitation material.

         The Company will pay the cost of this proxy statement and the related proxy solicitation. We have retained Regan & Associates, Inc., a firm experienced in the solicitation of proxies on behalf of public companies, to assist in the proxy solicitation process at a fee of $6,250, which includes all reasonable out of pocket expenses. In addition, directors, officers and regular employees of the Company and the Bank may solicit proxies personally, by telephone or by other means, without additional compensation. The Company will, upon the request of brokers, dealers, banks and voting trustees, and their nominees, who were holders of record of shares of the Company's capital stock or participants in depositories on the Record Date, bear their reasonable expenses for mailing copies of this proxy statement, the form of proxy and the Notice of the Annual Meeting to the beneficial owners of such shares.

                               2001 ANNUAL MEETING

         The Company's Board of Directors will establish the date for the 2001 Annual Meeting of Stockholders. In order for a stockholder to be entitled, under the regulations of the Securities and Exchange Commission, to have a stockholder proposal included in the Company's proxy statement for the 2001 meeting, the proposal must be received by the Company at its principal executive offices, One South Church Street, Goshen, New York, 10924, Attention: Barbara A. Carr, Secretary, not less than 120 days in advance of the date in 2001 which corresponds to the date in 2000 on which these proxy materials are released to stockholders. The stockholder must also satisfy the other requirements of SEC Rule 14a-8.

THE COMPANY WILL FURNISH, WITHOUT CHARGE TO ANY STOCKHOLDER SUBMITTING A WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR 1999 REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO BARBARA A. CARR, SECRETARY, AT THE COMPANY'S ADDRESS STATED ABOVE. THE FORM 10-K REPORT IS NOT A PART OF THE PROXY SOLICITATION MATERIALS.

                    PLEASE SIGN, DATE AND MAIL YOUR PROXY NOW

Goshen, New York,
March 16, 2000

                                    EXHIBIT A
                            GSB FINANCIAL CORPORATION
                              STOCK OPTION PLAN FOR
                    OUTSIDE DIRECTORS, OFFICERS AND EMPLOYEES




          All proposed amendments to the Stock Option Plan, except for changes representing renumbering of sections to accommodate the proposed amendments, are UNDERLINED.

                  GSB FINANCIAL CORPORATION
                    STOCK OPTION PLAN FOR
          OUTSIDE DIRECTORS, OFFICERS AND EMPLOYEES

                      TABLE OF CONTENTS


                          ARTICLE I
                           PURPOSE

Section 1.1 General Purpose of the Plan ............... 1

                         ARTICLE II
                         DEFINITIONS

Section 2.1 Bank....................................... 1
Section 2.2 Board...................................... 1
Section 2.3 Change in Control.......................... 1
Section 2.4 Code....................................... 2
Section 2.5 Committee.................................. 2
Section 2.6 Company.................................... 2
Section 2.7 Disability................................. 2
Section 2.8 Disinterested Board Member................. 2
Section 2.9 Effective Amendment Date................... 2
Section 2.10 Effective Date ........................... 2
Section 2.11 Eligible Director......................... 2
Section 2.12 Eligible Employee......................... 2
Section 2.13 Employer.................................. 2
Section 2.14 Exchange Act.............................. 2
Section 2.15 Exercise Price............................ 2
Section 2.16 Fair Market Value......................... 2
Section 2.17 Family Member............................. 2
Section 2.18 Hostile Change in Control................. 2
Section 2.19 Incentive Stock Option.................... 3
Section 2.20 Limited Stock Appreciation Right.......... 3
Section 2.21 Non-Profit Organization................... 3
Section 2.22 Non-Qualified Stock Option................ 3
Section 2.23 Option.................................... 3
Section 2.24 Option Period............................. 3
Section 2.25 OTS Regulations........................... 3
Section 2.26 Person.................................... 3
Section 2.27 Plan...................................... 3
Section 2.28 Retirement................................ 3
Section 2.29 Share..................................... 3
Section 2.30 Successor................................. 3
Section 2.31 Termination for Cause..................... 3

                         ARTICLE III
                      AVAILABLE SHARES

Section 3.1 Available Shares........................... 4

                         ARTICLE IV
                       ADMINISTRATION

Section 4.1 Committee.................................. 4
Section 4.2 Committee Action........................... 4
Section 4.3 Committee Responsibilities................. 4

                          ARTICLE V
            STOCK OPTIONS FOR ELIGIBLE DIRECTORS

Section 5.1 In General................................. 5
Section 5.2 Exercise Price............................. 5
Section 5.3 Option Period.............................. 5

                         ARTICLE VI
            STOCK OPTIONS FOR ELIGIBLE EMPLOYEES

Section 6.1 Size of Option............................. 6
Section 6.2 Grant of Options........................... 6
Section 6.3 Exercise Price............................. 6
Section 6.4 Option Period.............................. 6
Section 6.5 Required Regulatory Provisions............. 6
Section 6.6 Additional Restrictions on Incentive Stock
             Options................................... 7

                         ARTICLE VII
                    OPTIONS -- IN GENERAL

Section 7.1 Method of Exercise......................... 8
Section 7.2 Limitations on Options..................... 8
Section 7.3 Limited Stock Appreciation Rights.......... 9
Section 7.4 Accelerated Vesting........................ 9

                        ARTICLE VIII
                  AMENDMENT AND TERMINATION

Section 8.1 Termination................................ 9
Section 8.2 Amendment.................................. 9
Section 8.3 Adjustments in the Event of a Business
                   Reorganization...................... 9

                         ARTICLE IX
                        MISCELLANEOUS

Section 9.1 Status as an Employee Benefit Plan........ 10
Section 9.2 No Right to Continued Employment.......... 10
Section 9.3 Construction of Language.................. 10
Section 9.4 Governing Law............................. 10
Section 9.5 Headings.................................. 10
Section 9.6 Non-Alienation of Benefits................ 10
Section 9.7 Taxes..................................... 10
Section 9.8 Approval of Shareholders.................. 11
Section 9.9 Notices................................... 11

                   GSB FINANCIAL CORPORATION STOCK OPTION PLAN
                                       FOR
                    OUTSIDE DIRECTORS, OFFICERS AND EMPLOYEES

                                    ARTICLE I
                                     PURPOSE

SECTION 1.1 GENERAL PURPOSE OF THE PLAN. The purpose of the Plan is to promote the growth and profitability of GSB FINANCIAL CORPORATION (the "Company") by providing eligible directors, certain key officers and employees of the Company, and its affiliates with an incentive to achieve corporate objectives, and by allowing the Company to attract and retain individuals of outstanding competence by offering such individuals an equity interest in the Company.

                                   ARTICLE II
                                   DEFINITIONS

         The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

         SECTION 2.1 BANK means Goshen Savings Bank, a federally chartered savings institution, and any successor thereto.

         SECTION 2.2 BOARD means the board of directors of the Company.

         SECTION 2.3 CHANGE IN CONTROL means any of the following events: (a) the occurrence of any event upon which any "person" (as such term is used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act")), other than (A) a trustee or other fiduciary holding securities under an employee benefit plan maintained for the benefit of employees of the Company; (B) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (C) any group constituting a person in which employees of the Company are substantial members, becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities issued by the Company representing 25% or more of the combined voting power of all of the Company's then outstanding securities; or

         (b) the occurrence of any event upon which the individuals who on the date the Plan is adopted are members of the Board, together with individuals whose election by the Board or nomination for election by the Company's stockholders was approved by the affirmative vote of at least two-thirds of the members of the Board then in office who were either members of the Board on the date this Plan is adopted or whose nomination or election was previously so approved, cease for any reason to constitute a majority of the members of the Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

         (c) the shareholders of the Company approve either:

                  (i) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation following which both of the following conditions are satisfied:

                    (A) either (I) the members of the Board of the Company immediately prior to such merger or consolidation constitute at least a majority of the members of the governing body of the institution resulting from such merger or consolidation; or (II) the shareholders of the Company own securities of the institution resulting from such merger or consolidation representing 80% or more of the combined voting power of all such securities of the resulting institution then outstanding in substantially the same proportions as their ownership of voting securities of the Company immediately before such merger or consolidation; and

                    (B) the entity which results from such merger or consolidation expressly agrees in writing to assume and perform the Company's obligations under the Plan; or

                  (ii) a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets; and

         (d) any event that would be described in section 2.3(a), (b) or (c) if "the Bank" were substituted for "the Company" therein.

         SECTION 2.4 CODE means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

         SECTION 2.5 COMMITTEE means the Committee described in section 4.1.

         SECTION 2.6 COMPANY means GSB Financial Corporation, a corporation organized and existing under the laws of the State of Delaware, and any successor thereto.

         SECTION 2.7 DISABILITY means a condition of total incapacity, mental or physical, for further performance of duty with the Company which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

         SECTION 2.8 DISINTERESTED BOARD MEMBER means a member of the Board who
(a) is not a current employee of the Company or a subsidiary, and (b) satisfies all other requirements which may be necessary so that the Plan qualifies for the maximum available benefits under Section 162(m) of the Code and any applicable rules of the Securities Exchange Commission under Section 16 of the Exchange Act.

         SECTION 2.10 EFFECTIVE AMENDMENT DATE MEANS THE DATE ON WHICH THE AMENDMENT TO ADD THIS SECTION IS APPROVED BY THE SHAREHOLDERS OF THE COMPANY.

         SECTION 2.9 EFFECTIVE DATE means the date on which this Plan is approved by Shareholders pursuant to section 9.8 hereof.

         SECTION 2.11 ELIGIBLE DIRECTOR means a member of the board of directors of an Employer who is not also an employee of an Employer.

         SECTION 2.12 ELIGIBLE EMPLOYEE means any employee whom the Committee may determine to be a key officer or employee of an Employer and select to receive a grant of an Option pursuant to the Plan.

         SECTION 2.13 EMPLOYER means the Company, the Bank and any successor thereto and, with the prior approval of the Board, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution. With respect to any Eligible Employer or Eligible Director, the Employer shall mean the entity which employs such person or upon whose board of directors such person serves.

         SECTION 2.14 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

         SECTION 2.15 EXERCISE PRICE means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option, determined in accordance with section 5.4.

         SECTION 2.16 FAIR MARKET VALUE means, with respect to a Share on a specified date: (a) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Shares are listed or admitted to trading; or

         (b) if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date on the National Association of Securities Dealers Automated Quotations System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

         (c) if sections 2.16(a) and (b) are not applicable, the fair market value of a Share as the Committee may determine.

         SECTION 2.17 FAMILY MEMBER means the spouse, parent, child or sibling of an Eligible Director or Eligible Employee.

         SECTION 2.18 HOSTILE CHANGE OF CONTROL MEANS A CHANGE OF CONTROL WHICH RESULTS FROM A TRANSACTION WHICH IS NOT EXPRESSLY APPROVED BY A RESOLUTION OF, OR IS APPROVED WITHOUT A FAVORABLE RECOMMENDATION BY, (I) A MAJORITY OF THE DISINTERESTED BOARD MEMBERS, IN THE EVENT OF A TRANSACTION WITH A SHAREHOLDER OF THE COMPANY, OR (II) BY A MAJORITY OF THE MEMBERS OF THE BOARD IMMEDIATELY PRIOR TO SUCH TRANSACTION, IN THE EVENT OF A TRANSACTION WITH A PERSON OTHER THAN SHAREHOLDER OF THE COMPANY. A CHANGE IN CONTROL FOR WHICH NO BOARD APPROVAL OR

RECOMMENDATION IS REQUIRED SHALL BE DEEMED A HOSTILE CHANGE IN CONTROL UNLESS THE TRANSACTION OR EVENT CONSTITUTING SUCH CHANGE IN CONTROL IS APPROVED BY A TWO-THIRDS VOTE OF MEMBERS OF THE BOARD WHO WERE DIRECTORS OF THE COMPANY ON THE EFFECTIVE AMENDMENT DATE, OR THEIR SUCCESSORS. IF THERE ARE THEN NO MEMBERS OF THE BOARD WHO WERE DIRECTORS OF THE BANK ON THE EFFECTIVE AMENDMENT DATE, OR WHO CONSTITUTE THEIR SUCCESSORS AS DEFINED HEREIN, THEN THE CHANGE IN CONTROL SHALL BE DEEMED A HOSTILE CHANGE IN CONTROL.

         SECTION 2.19 INCENTIVE STOCK OPTION means a right to purchase Shares that is granted to Eligible Employees pursuant to section 6.1, that is designated by the Committee to be an Incentive Stock Option and that is intended to satisfy the requirements of section 422 of the Code.

         SECTION 2.20 LIMITED STOCK APPRECIATION RIGHT means a right granted pursuant to section 7.3.

         SECTION 2.21 NON-PROFIT ORGANIZATION means any organization which is exempt from federal income tax under section 501(c)(3), (4), (5), (6), (7), (8) or (10) of the Internal Revenue Code.

         SECTION 2.22 NON-QUALIFIED STOCK OPTION means a right to purchase Shares that is granted pursuant to section 5.1 or 6.1. For Eligible Employees, an Option will be a Non-Qualified Stock Option if (a) it is not designated by the Committee to be an Incentive Stock Option, or (b) it does not satisfy the requirements of section 422 of the Code.

         SECTION 2.23 OPTION means either an Incentive Stock Option or a Non-Qualified Stock Option.

         SECTION 2.24 OPTION PERIOD means the period during which an Option may be exercised, determined in accordance with section 5.3 and 6.4.

         SECTION 2.25 OTS REGULATIONS means the regulations issued by the Office of Thrift Supervision and applicable to the Plan, the Bank or the Company.

         SECTION 2.26 PERSON means an individual, a corporation, a bank, a savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

         SECTION 2.27 PLAN means this Stock Option Plan for Outside Directors, Officers and Employees, as amended from time to time.

         SECTION 2.28 RETIREMENT means retirement at or after the normal or early retirement date set forth in any tax-qualified retirement plan of the Bank.

         SECTION 2.29 SHARE means a share of Common Stock, par value $.01 per share, of the Company.

         SECTION 2.30 SUCCESSOR MEANS A PERSON WHO WAS FIRST ELECTED AS A DIRECTOR OF THE COMPANY BY EITHER (I) A MAJORITY OF THE MEMBERS THE BOARD WHO WERE DIRECTORS OF THE COMPANY ON THE EFFECTIVE AMENDMENT DATE OR THEIR SUCCESSORS; OR (II) OR BY VOTE OF THE SHAREHOLDERS OF THE COMPANY AFTER NOMINATION FOR ELECTION BY A MAJORITY OF THE MEMBERS THE BOARD WHO WERE DIRECTORS OF THE COMPANY ON THE EFFECTIVE AMENDMENT DATE OR THEIR SUCCESSORS.

         SECTION 2.31 TERMINATION FOR CAUSE means one of the following: (a) for an Eligible Employee who is not an officer or employee of any bank or savings institution regulated by the Office of Thrift Supervision, "Termination for Cause" means termination of employment with the Employer upon the occurrence of any of the following: (i) the employee intentionally engages in dishonest conduct in connection with his performance of services for the Employer resulting in his conviction of a felony; (ii) the employee is convicted of, or pleads guilty or nolo contendere to, a felony or any crime involving moral turpitude; (iii) the employee willfully fails or refuses to perform his duties under any employment or retention agreement and fails to cure such breach within sixty (60) days following written notice thereof from the Employer; (iv) the employee breaches his fiduciary duties to the Employer for personal profit; or
(v) the employee's willful breach or violation of any law, rule or regulation (other than traffic violations or similar offenses), or final cease and desist order in connection with his performance of services for the Employer;

         (b) for an Eligible Employee who is an officer or employee of a bank or savings institution regulated by the Office of Thrift Supervision, "Termination for Cause" means termination of employment for personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order, or any breach of any material provision of this Agreement, in each case as measured against standards generally prevailing at the relevant time in the savings and community banking industry; provided, however, that such individual shall not be deemed to have been discharged for cause unless and until he shall have received a written notice of termination from the Board, which notice shall be given to such individual not later than five (5) business days after the board of directors of the Employer adopts, and shall be accompanied by, a resolution duly approved by affirmative vote of a majority of the entire board of directors of the Employer at a meeting called and held for such purpose (which meeting shall be held not less than fifteen
(15) days nor more than thirty (30) days after notice to the individual), at which meeting there shall be a reasonable opportunity for the individual to make oral and written presentations to the members of the board of directors of the Employer, on his own behalf, or through a representative, who may be his legal counsel, to refute the grounds for the proposed determination) finding that in the good faith opinion of the board of directors of the Employer grounds exist for discharging the individual for cause.

                                   ARTICLE III
                                AVAILABLE SHARES

         SECTION 3.1 AVAILABLE SHARES. Subject to section 8.3, the maximum aggregate number of Shares with respect to which Options may be granted at any time shall not exceed 224,825 and shall be equal to the excess of:

         (a) 224,825 Shares; over

         (b) the sum of:

                  (i) the number of Shares with respect to which previously granted Options may then or may in the future be exercised; plus

                  (ii) the number of Shares with respect to which previously granted Options have been exercised.

                                   ARTICLE IV
                                ADMINISTRATION ..

         SECTION 4.1 COMMITTEE. The Plan shall be administered by the Compensation Committee of the Board, all whose members shall be Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members. Said Committee shall constitute a compensation committee as that term is used in section 162(m) of the Code, and the regulations thereunder, and such committee shall have the authority described therein. If, for any reason, a member of the Compensation Committee is not or ceases to be a Disinterested Board Member, then any action taken by such person as a member of said Committee shall be void and shall be disregarded for all purposes. Said person shall be retroactively deemed not to have been a member of said Committee since said person ceased being a Disinterested Board Member.

         SECTION 4.2 COMMITTEE ACTION. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

         SECTION 4.3 COMMITTEE RESPONSIBILITIES. Subject to the terms and conditions of the Plan and such limitations as may be imposed from time to time by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority.

         (a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to the Options, if any, to be granted, and the terms and conditions thereof;

         (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

         (c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

                                    ARTICLE V
                      STOCK OPTIONS FOR ELIGIBLE DIRECTORS

         SECTION 5.1 IN GENERAL. (a) On the Effective Date, each Eligible Director shall be granted an Option to purchase 11,241 Shares.

         (b) Any Option granted under this section 5.1 shall be evidenced by a written agreement which shall specify the number of Shares covered by the Option, the Exercise Price for the Shares subject to the Option and the Option Period, all as determined pursuant to this Article V. The Option agreement shall also set forth specifically or incorporate by reference the applicable provisions of the Plan.

         (c) IN ADDITION TO THE GRANT OF OPTIONS TO ELIGIBLE DIRECTORS PURSUANT TO SECTION 5.1(A) HEREOF, THE COMMITTEE MAY, IN ITS DISCRETION, GRANT TO AN ELIGIBLE DIRECTOR AN ADDITIONAL OPTION OR OPTIONS.

         (d) ANY OPTION GRANTED PURSUANT TO SECTION 5.1(C) SHALL CONTAIN SUCH OTHER TERMS AND CONDITIONS NOT INCONSISTENT WITH THE PLAN AS THE COMMITTEE MAY, IN ITS DISCRETION, PRESCRIBE.

         SECTION 5.2 EXERCISE PRICE. The price per Share at which an Option granted to an Eligible Director under section 5.1 may be exercised shall be the Fair Market Value of a Share on the date on which the Option is granted.

         SECTION 5.3 OPTION PERIOD. (a) Subject to section 5.3(b), the Option Period during which an Option granted to an Eligible Director under section 5.1 may be exercised shall commence on the date the Option is granted and shall expire on the earlier of:

                  (i) removal for cause in accordance with the Employer's bylaws; or

                  (ii) the last day of the ten-year period commencing on the date on which the Option was granted.

         (b) During the Option Period, the maximum number Shares as to which an outstanding Option may be exercised shall be as follows.

                  (i) prior to the first anniversary of the Effective Date, the Option shall not be exercisable.

                  (ii) on and after the first anniversary, but prior to the second anniversary, of the Effective Date, the Option may be exercised as to a maximum of twenty percent (20%) of the Shares subject to the Option.

                  (iii) on and after the second anniversary, but prior to the third anniversary, of the Effective Date, the Option may be exercised as to a maximum of forty percent (40%) of the Shares subject to the Option, when granted, including in such number any optioned Shares purchased prior to such second anniversary.

                  (iv) on and after the third anniversary, but prior to the fourth anniversary, of the Effective Date, the Option may be exercised as to a maximum of sixty percent (60%) of the Shares subject to the Option, when granted, including in such number any optioned Shares purchased prior to such third anniversary.

                  (v) on and after the fourth anniversary, but prior to the fifth anniversary, of the Effective Date, the Option may be exercised as to a maximum of eighty percent (80%) of the Shares subject to the Option, when granted, including in such number any optioned Shares purchased prior to such fourth anniversary; and

                  (vi) on and after the fifth anniversary of the Effective Date, and for the remainder of the Option Period, the Option may be exercised as to the entire number of optioned Shares not theretofore purchased.

provided, however, that such an Option shall become fully exercisable, and all optioned Shares not previously purchased shall become available for purchase, on the date of the Option holder's death or Disability.

         (c) THE VESTING REQUIREMENTS OF SECTION 5.3 (B) SHALL NOT APPLY TO ANY OPTION GRANTED AFTER THE EFFECTIVE AMENDMENT DATE, BUT THE COMMITTEE SHALL HAVE THE AUTHORITY TO IMPOSE SUCH VESTING RESTRICTIONS AS IT DEEMS APPROPRIATE AT THE TIME OF GRANTING ANY OPTION PURSUANT TO SECTION 5.1(C).

                                   ARTICLE VI
                      STOCK OPTIONS FOR ELIGIBLE EMPLOYEES

         SECTION 6.1 SIZE OF OPTION. Subject to sections 6.2 and 6.5 and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Employee may be granted Options shall be determined by the Committee, in its discretion.

         SECTION 6.2 GRANT OF OPTIONS. (a) Subject to the limitations of the Plan, the Committee may, in its discretion, grant to an Eligible Employee an Option to purchase Shares. The Option for such Eligible Employees must be designated as either an Incentive Stock Option or a Non-Qualified Stock Option and, if not designated as either, shall be a Non-Qualified Stock Option.

         (b) Any Option granted under this section 6.2 shall be evidenced by a written agreement which shall.

                  (i) specify the number of Shares covered by the Option.

                  (ii) specify the Exercise Price, determined in accordance with section 6.3, for the Shares subject to the Option.

                  (iii) specify the Option Period determined in accordance with section 6.4.

                  (iv) set forth specifically or incorporate by reference the applicable provisions of the Plan; and

                  (v) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe with respect to an Option granted to an Eligible Employee.

         SECTION 6.3 EXERCISE PRICE. The price per Share at which an Option granted to an Eligible Employee shall be determined by the Committee, in its discretion; provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.

         SECTION 6.4 OPTION PERIOD. Subject to section 6.5, the Option Period during which an Option granted to an Eligible Employee may be exercised shall commence on the date specified by the Committee in the Option agreement and shall expire on the date specified in the Option agreement or, if no date is specified, on the earliest of.

         (a) the close of business on the last day of the three-month period commencing on the date of the Eligible Employee's termination of employment with the Employer, other than on account of death or Disability, Retirement or a Termination for Cause.

         (b) the close of business on the last day of the one-year period commencing on the date of the Eligible Employee's termination of employment due to death, Disability or Retirement.

         (c) the date and time when the Eligible Employee ceases to be an employee of the Employer due to a Termination for Cause; and

         (d) the last day of the ten-year period commencing on the date on which the Option was granted.

         SECTION 6.5 VESTING PROVISIONS. (a) Unless otherwise permitted by OTS Regulations and approved by the Committee, each Option granted to an Eligible Employee shall become exercisable as follows.

                   (i) prior to the first anniversary of the Effective Date, the Option shall not be exercisable.

                  (ii) on and after the first anniversary, but prior to the second anniversary, of the Effective Date, the Option may be exercised as to a maximum of twenty percent (20%) of the Shares subject to the Option when granted.

                  (iii) on and after the second anniversary, but prior to the third anniversary, of the Effective Date, the Option may be exercised as to a maximum of forty percent (40%) of the Shares subject to the Option when granted, including in such forty percent (40%) any optioned Shares purchased prior to such second anniversary.

                  (iv) on and after the third anniversary, but prior to the fourth anniversary, of the Effective Date, the Option may be exercised as to a maximum of sixty percent (60%) of the Shares subject to the Option when granted, including in such sixty percent (60%) any optioned Shares purchased prior to such third anniversary.

                  (v) on and after the fourth anniversary, but prior to the fifth anniversary, of the Effective Date, the Option may be exercised as to a maximum of eighty percent (80%) of the Shares subject to the Option when granted, including in such eighty percent (80%) any optioned Shares purchased prior to such fourth anniversary; and

                  (vi) on and after the fifth anniversary of the Effective Date, and for the remainder of the Option Period, the Option may be exercised as to the entire number of optioned Shares not theretofore purchased;

provided, however, that such an Option shall become fully exercisable, and all optioned Shares not previously purchased shall become available for purchase, on the date of the Option holder's death or Disability; provided, further, that the Committee may establish a different vesting schedule if not inconsistent with section 563b.3(g) of OTS Regulations.

         (b) THE VESTING REQUIREMENTS OF SECTION 6.5 (A) SHALL NOT APPLY TO ANY OPTION GRANTED AFTER THE EFFECTIVE AMENDMENT DATE, BUT THE COMMITTEE SHALL HAVE THE AUTHORITY TO IMPOSE SUCH VESTING RESTRICTIONS AS IT DEEMS APPROPRIATE AT THE TIME OF GRANTING ANY SUCH OPTION.

         (c) The Option Period of any Option granted to an Eligible Employee hereunder, whether or not previously vested, shall be suspended as of the time and date at which the Option holder has received notice from the Board that his or her employment is subject to a possible Termination for Cause. Such suspension shall remain in effect until the Option holder receives official notice from the Board that he or she has been cleared of any possible Termination for Cause, at which time, the original Exercise Period shall be reinstated without any adjustment for the intervening suspended period. In the event that the Option Period under section 6.4 expires during such suspension for any of the reasons specified in sections 6.4(a), (b) or (d), other than voluntary resignation not constituting Retirement, the Company shall pay to the Eligible Employee, damages equal to the value of the expired Options less the Exercise Price of such Options if it is determined that there had not existed justification for Termination for Cause on the date of such expiration.

         (d) No Option granted to an Eligible Employee hereunder, whether or not previously vested, shall be exercised after the time and date at which the Option holder's employment with the Employer is terminated in a Termination for Cause.

         SECTION 6.6 ADDITIONAL RESTRICTIONS ON INCENTIVE STOCK OPTIONS. In addition to the limitations of section 7.3, an Option granted to an Eligible Employee designated by the Committee to be an Incentive Stock Option shall be subject to the following limitations.

         (a) If, for any calendar year, the sum of (i) plus (ii) exceeds $100,000, where (i) equals the Fair Market Value (determined as of the date of the grant) of Shares subject to an Option intended to be an Incentive Stock Option which first become available for purchase during such calendar year, and
(ii) equals the Fair Market Value (determined as of the date of grant) of Shares subject to any other options intended to be Incentive Stock Options and previously granted to the same Eligible Employee which first become exercisable in such calendar year, then that number of Shares optioned which causes the sum of (i) and (ii) to exceed $100,000 shall be deemed to be Shares optioned pursuant to a Non-Qualified Stock Option or Non-Qualified Stock Options, with the same terms as the Option or Options intended to be an Incentive Stock Option.

         (b) The Exercise Price of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company shall not be less than 110% of the Fair Market Value of a Share, and if an Option designated as an Incentive Stock Option shall be granted at an Exercise Price that does not satisfy this requirement, the designated Exercise Price shall be observed and the Option shall be treated as a Non-Qualified Stock Option.

         (c) The Option Period of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company, shall expire no later than the fifth anniversary of the date on which the Option was granted, and if an Option designated as an Incentive Stock Option shall be granted for an Option Period that does not satisfy this requirement, the designated Option Period shall be observed and the Option shall be treated as a Non-Qualified Stock Option.

         (d) An Incentive Stock Option that is exercised during its designated Option Period but more than:

                  (i) three (3) months after the termination of employment with the Company, a parent or a subsidiary (other than on account of disability within the meaning of section 22(e)(3) of the Code or death) of the Eligible Employee to whom it was granted; and

                  (ii) one (1) year after such individual's termination of employment with the Company, a parent or a subsidiary due to disability (within the meaning of section 22(e)(3) of the Code) may be exercised in accordance with the terms but shall at the time of exercise be treated as a Non-Qualified Stock Option; and

         (e) Except with the prior written approval of the Committee, no individual shall dispose of Shares acquired pursuant to the exercise of an Incentive Stock Option until after the later of (i) the second anniversary of the date on which the Incentive Stock Option was granted, or (ii) the first anniversary of the date on which the Shares were acquired.

                                   ARTICLE VII
                              OPTIONS -- IN GENERAL

         SECTION 7.1 METHOD OF EXERCISE. (a) Subject to the limitations of the Plan and the Option agreement, an Option holder may, at any time during the Option Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased at any time shall be 100, or, if less, the total number of Shares relating to the Option which remain unpurchased. An Option holder shall exercise an Option to purchase Shares by.

                  (i) giving written notice to the Secretary of the Company, in such form and manner as the Committee may prescribe, of his intent to exercise the Option.

                  (ii) delivering to the Secretary of the Company, full payment, consistent with section 7.1(b), for the Shares as to which the Option is to be exercised; and

                  (iii) satisfying such other conditions as may be prescribed in the Option agreement. If, at anytime that any Option is exercisable there is not a duly appointed Secretary of the Company, then notice of intent to exercise shall be given, in writing, accompanied by payment in full, to the Board of Directors of the Company.

         (b) The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, if and to the extent permitted by the Committee, by one or more of the following: (i) in the form of Shares already owned by the Option holder having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; (ii) by requesting the Company to cancel without payment Options outstanding to such Person for that number of Shares whose aggregate Fair Market Value on the date of exercise, when reduced by their aggregate Exercise Price, equals the aggregate Exercise Price of the Options being exercised; or (iii) by a combination thereof. Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

         (c) When the requirements of section 7.1(a) and (b) have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate evidencing the Option holder's ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date as of which such Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under section 8.3.

         SECTION 7.2 LIMITATIONS ON OPTIONS. (a) An Option by its terms shall not be transferable by the Option holder other than to Family Members or Non-profit Organizations or by will or by the laws of descent and distribution and shall be exercisable, during the lifetime of the Option holder, only by the Option holder, a Family Member or a Non-profit Organization. Any such transfer shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and shall be recognized only if such notice is received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Option, all of the rights, privileges and obligations which would attach thereunder to the transferor if the Option were issued to such transferor. If a privilege of the Option depends on the life, employment or other status of the transferor, such privilege of the Option for the transferee shall continue to depend on the life, employment or other status of the transferor. The Committee shall have full and exclusive authority to interpret and apply the provisions of this Plan to transferees to the extent not specifically described herein. Notwithstanding the foregoing, an Incentive Stock Option is not transferable by an Eligible Employee other than by will or the laws of descent and distribution, and is exercisable, during his lifetime, solely by him.

         (b) The Company's obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

         SECTION 7.3 LIMITED STOCK APPRECIATION RIGHTS. (a) Each Option granted under this Plan shall be accompanied by a Limited Stock Appreciation Right that is exercisable at the times and upon the terms and conditions set forth herein. Each Limited Stock Appreciation Right granted hereunder shall be exercisable for a period commencing on the date on which a Change in Control occurs and ending six (6) months after such date or, if later in the case of any Person, thirty
(30) days after the earliest date on which such Person may exercise the Limited Stock Appreciation Right without subjecting himself to liability under section 16 of the Securities Exchange Act of 1934, as amended, provided, however, that a Limited Stock Appreciation Right shall not be exerciseable if and to the extent that the exercise thereof is prohibited by any then-applicable OTS Regulations. A Person in possession of a Limited Stock Appreciation Right granted hereunder may exercise such Limited Stock Appreciation Right by.

                  (i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his intent to exercise the Limited Stock Appreciation Right; and

                  (ii) agreeing in such written notice to the cancellation of Options then outstanding to him for a number of Shares equal to the number of Shares for which the Limited Stock Appreciation Right is being exercised. Except as provided in this Plan, within ten (10) days after the giving of such a notice, the Committee shall cause the Company to deliver to such Person a monetary payment in an amount per Share equal to the amount by which the Fair Market Value of the Share on the date of exercise exceeds the Exercise Price per Share of each of the Options being canceled.

         (b) Notwithstanding anything herein contained to the contrary, the Limited Stock Appreciation Rights granted hereunder shall be canceled at the effective time of a Change in Control resulting from a transaction between the Company and another party pursuant to a written agreement whereby the consummation of the transaction is conditioned upon the delivery to each Option holder, upon the closing of such transaction and in exchange for the cancellation of all of such Option holder's outstanding Options, of a monetary payment or property (including but not limited to options to purchase securities of the entity resulting from such transaction) with a value equivalent to the value of the Options being canceled.

         SECTION 7.4 ACCELERATED VESTING. NOTWITHSTANDING ANY OTHER PROVISION OF THIS PLAN OR ANY VESTING RESTRICTIONS IMPOSED BY THE COMMITTEE, ALL OPTIONS GRANTED UNDER THIS PLAN WHICH REMAIN OUTSTANDING BUT WHICH ARE NOT YET EXERCISABLE SHALL IMMEDIATELY VEST AND SHALL BE IMMEDIATELY EXERCISABLE IF (A) A HOSTILE CHANGE IN CONTROL OCCURS, OR (B) AS TO OPTIONS GRANTED TO ANY ELIGIBLE DIRECTOR, IF THAT DIRECTOR RETIRES FROM SERVICE AS A DIRECTOR OF ALL EMPLOYERS AFTER NOT LESS THAN TEN YEARS OF SERVICE WITH ANY EMPLOYER. FOR THE PURPOSE OF THIS SECTION, A DIRECTOR SHALL BE DEEMED TO HAVE RETIRED UPON VOLUNTARY RESIGNATION OR UPON FAILURE TO BE RE-ELECTED AS A DIRECTOR.

                                  ARTICLE VIII
                            AMENDMENT AND TERMINATION

         SECTION 8.1 TERMINATION. The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. Unless sooner terminated, the Plan shall terminate automatically on the day preceding the tenth anniversary of the Effective Date. In the event of any suspension or termination of the Plan, all Options theretofore granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Option agreements evidencing such Options.

         SECTION 8.2 AMENDMENT. The Board may amend or revise the Plan in whole or in part at any time whether before or after approval of the Plan by the Shareholders of the Company; provided, however, that, to the extent required to comply with

         SECTION 162(m) and Section 422 of the Code, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by the holders of a majority of the voting Shares of GSB Financial Corporation.

         SECTION 8.3 ADJUSTMENTS IN THE EVENT OF A BUSINESS REORGANIZATION. (a) In the event of any merger, consolidation, or other business reorganization in which the Company is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each Person who is then a holder of record of Shares, the number of Shares covered by each outstanding Option and the number of Shares available pursuant to section 3.1 shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a Person who, immediately prior to such event, was the holder of record of one Share, and the Exercise Price of outstanding Options shall be adjusted by dividing the aggregate Exercise Price for all Shares covered by each Option by the adjusted number of Shares covered by such Option; provided, however, that the Committee may, in its discretion, establish another appropriate method of adjustment.

         (b) In the event of any merger, consolidation, or other business reorganization in which the Company is not the surviving entity, any Options granted under the Plan which remain outstanding may be canceled as of the effective date of such merger, consolidation, business reorganization, liquidation or sale by the Board upon 30 days' written notice to the Option holder; provided, however, that on or as soon as practicable following the date of cancellation, each Option holder shall receive a monetary payment in such amount, or other property of such kind and value, as the Board determines in good faith to be equivalent in value to the Options that have been canceled.

         (c) In the event that the Company shall declare and pay any dividend with respect to Shares (other than a dividend payable in Shares) which results in a nontaxable return of capital to the holders of Shares for federal income tax purposes or otherwise than by dividend makes distribution of property to the holders of its Shares, the Company shall make an equivalent payment to each Person holding an outstanding Option as of the record date for such dividend. Such payment shall be made at substantially the same time, in substantially the same form and in substantially the same amount per optioned Share as the dividend or other distribution paid with respect to outstanding Shares; provided, however, that if any dividend or distribution on outstanding Shares is paid in property other than cash, the Company, in its discretion applied uniformly to all outstanding Options, may make such payment in a cash amount per optioned Share equal in fair market value to the fair market value of the non-cash dividend or distribution.

                                   ARTICLE IX
                                  MISCELLANEOUS

         SECTION 9.1 STATUS AS AN EMPLOYEE BENEFIT PLAN. This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

         SECTION 9.2 NO RIGHT TO CONTINUED EMPLOYMENT. Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan nor the grant of any Option or Limited Stock Appreciation Rights shall be held or construed to confer upon any Eligible Director or Eligible Employee any right to a continuation of his or her position as a director or employee of the Company. The Employer reserves the right to remove any Eligible Director or dismiss any Eligible Employee or otherwise deal with any Eligible Director or Eligible Employee to the same extent as though the Plan had not been adopted.

         SECTION 9.3 CONSTRUCTION OF LANGUAGE. Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

         SECTION 9.4 GOVERNING LAW. The Plan shall be construed, administered and enforced according to the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law. The Plan shall be construed to comply with applicable OTS Regulations.

         SECTION 9.5 HEADINGS. The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

         SECTION 9.6 NON-ALIENATION OF BENEFITS. The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts, except to the extent provided in a qualified domestic relations order as defined in section 414(p) of the Code.

         SECTION 9.7 TAXES. The Company shall have the right to deduct from all amounts paid by the Company in cash with respect to an Option under the Plan any taxes required by law to be withheld with respect to such Option. Where any Person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require such Person to pay the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

         SECTION 9.8 APPROVAL OF SHAREHOLDERS. The Plan shall not be effective or implemented unless approved by shareholders of the Company. The Plan shall become effective on the date of such shareholder approval. Shareholder approval shall not be obtained earlier than six months following such conversion unless permitted by the Office of Thrift Supervision. No Option or Limited Stock Appreciation Rights shall be granted prior to shareholder approval of the Plan.

         SECTION 9.9 NOTICES. Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party.

         (a) If to the Committee.

                  GSB Financial Corporation
                  One South Church Street
                  Goshen, New York  10924
                  Attention: President

         (b) If to an Option holder, to the Option holder's address as shown in the Employer's records.

                                    Exhibit B
                           INCENTIVE STOCK AWARD PLAN
                             FOR DIRECTORS, OFFICERS
                                  AND EMPLOYEES
                          OF GSB FINANCIAL CORPORATION







                 All proposed additions to the ISAP, except for
           changes representing renumbering of sections to accommodate the proposed amendments, are underlined and proposed deletions are marked with a strikeout.

                           INCENTIVE STOCK AWARD PLAN
                      FOR DIRECTORS, OFFICERS AND EMPLOYEES
                          OF GSB FINANCIAL CORPORATION

                                TABLE OF CONTENTS

                         ARTICLE I


SECTION 1.1 General Purpose of the Plan.................1

                        ARTICLE II
                        DEFINITIONS

Section 2.1 Award...................................... 1
Section 2.2 Award Date................................. 1
Section 2.3 Bank....................................... 1
Section 2.4 Beneficiary................................ 1
Section 2.5 Board...................................... 1
Section 2.6 Change of Control.......................... 1
Section 2.7 Code....................................... 2
Section 2.8 Committee.................................. 2
Section 2.9 Company.................................... 2
Section 2.10 Disability................................ 2
Section 2.11 Disinterested Board Member................ 2
Section 2.12 Effective Amendment Date.................. 2
Section 2.13 Effective Date............................ 2
Section 2.14 Eligible Director......................... 2
Section 2.15 Eligible Employee......................... 2
Section 2.16 Employer.................................. 2
Section 2.17 Exchange Act.............................. 2
Section 2.18 Hostile Change in Control................. 2
Section 2.19 OTS Regulations........................... 2
Section 2.20 Person.................................... 3
Section 2.21 Plan...................................... 3
Section 2.22 Share..................................... 3
Section 2.23 Successor................................. 3
Section 2.24 Trust..................................... 3
Section 2.25 Trust Agreement........................... 3
Section 2.26 Trust Fund................................ 3
Section 2.27 Trustee................................... 3

                        ARTICLE III
                SHARES AVAILABLE UNDER PLAN

Section 3.1 Shares Available Under Plan................ 3

                        ARTICLE IV
                      ADMINISTRATION

Section 4.1 Committee.................................. 3
Section 4.2 Committee Action........................... 3
Section 4.3 Committee Responsibilities................. 3

                        ARTICLE IV
                      THE TRUST FUND

Section 5.1 Contributions.............................. 4
Section 5.2 The Trust Fund............................. 4
Section 5.3 Investments................................ 4

                        ARTICLE VI
                          AWARDS

Section 6.1 Awards To Eligible Directors............... 4
Section 6.2 Awards To Eligible Employees............... 4
Section 6.3 Awards in General.......................... 4
Section 6.4 Shares Allocations......................... 4
Section 6.5 Dividend Rights............................ 5
Section 6.6 Voting Rights.............................. 5
Section 6.7 Tender Offers.............................. 5
Section 6.8 Limitations on Awards...................... 5
Section 6.9 Accelerated Vesting........................ 5

                        ARTICLE VII
                  DISTRIBUTION OF SHARES

Section 7.1 Designation of Beneficiary................. 6
Section 7.2 Manner of Distribution..................... 6
Section 7.3 Taxes.......................................6

                       ARTICLE VIII
                 AMENDMENT AND TERMINATION

Section 8.1 Termination.................................6
Section 8.2 Amendment...................................6
Section 8.3 Adjustments in the Event of a
                   Business Reorganization..............6

                        ARTICLE IX
                       MISCELLANEOUS

Section 9.1 Status as an Employee Benefit Plan..........7
Section 9.2 No Right to Continued Employment............7
Section 9.3 Construction of Language....................7
Section 9.4 Governing Law...............................7
Section 9.5 Headings....................................7
Section 9.6 Non-Alienation of Benefits..................7
Section 9.7 Notices.....................................7
Section 9.8 Approval of Shareholders....................7

                           INCENTIVE STOCK AWARD PLAN
                                       FOR
         DIRECTORS, OFFICERS AND EMPLOYEES OF GSB FINANCIAL CORPORATION

                                    ARTICLE I
                                     PURPOSE

         SECTION 1.1 GENERAL PURPOSE OF THE PLAN. The purpose of the Plan is to promote the growth and profitability of GSB Financial Corporation and to provide eligible directors, certain key officers and employees of GSB Financial Corporation with an incentive to achieve corporate objectives, to attract and retain directors, key officers and employees of outstanding competence and to provide such directors, officers and employees with an equity interest in GSB Financial Corporation.

                                   ARTICLE II
                                   DEFINITIONS

         The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context.

         SECTION 2.1 AWARD means a grant of Shares to an Eligible Director or Eligible Employee pursuant to section 6.1 or 6.2.

         SECTION 2.2 AWARD DATE means, with respect to a particular Award, the date specified by the Committee in the notice of the Award issued to the Eligible Director or Eligible Employee by the Committee, pursuant to section 6.1 or 6.2.

         SECTION 2.3 BANK means Goshen Savings Bank, a federally chartered stock savings bank, and any successor thereto.

         SECTION 2.4 BENEFICIARY means the Person designated by an Eligible Director or Eligible Employee pursuant to section 7.3, to receive distribution of any Shares available for distribution to such Eligible Director or Eligible Employee, in the event such Eligible Director or Eligible Employee dies prior to receiving distribution of such Shares.

         SECTION 2.5 BOARD means the Board of Directors of the Company.

         SECTION 2.6 CHANGE OF CONTROL means any of the following events. (a) the occurrence of any event upon which any "person" (as such term is used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act")), other than (A) a trustee or other fiduciary holding securities under an employee benefit plan maintained for the benefit of employees of the Company; (B) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (C) any group constituting a person in which employees of the Company are substantial members, becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities issued by the Company representing 25% or more of the combined voting power of all of the Company's then outstanding securities; or

         (b) the occurrence of any event upon which the individuals who on the date the Plan is adopted are members of the Board, together with individuals whose election by the Board or nomination for election by the Company's stockholders was approved by the affirmative vote of at least two-thirds of the members of the Board then in office who were either members of the Board on the date this Plan is adopted or whose nomination or election was previously so approved, cease for any reason to constitute a majority of the members of the Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

         (c) the shareholders of the Company approve either.

                  (i) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation following which both of the following conditions are satisfied.

                           (A) either (1) the members of the Board of the
Company immediately prior to such merger or consolidation constitute at least a majority of the members of the governing body of the institution resulting from such merger or consolidation; or (H) the shareholders of the Company own securities of the institution resulting from such merger or consolidation representing 80% or more of the combined voting power of all such securities of the resulting institution then outstanding in substantially the same proportions as their ownership of voting securities of the Company immediately before such merger or consolidation; and

                           (B) the entity which results from such merger or
consolidation expressly agrees in writing to assume and perform the Company's obligations under the Plan; or

                  (ii) a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets; and

         (d) any event that would be described in section 2.6(a), (b) or (c) if "the Bank" were substituted for "the Company" therein.

         SECTION 2.7 CODE means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

         SECTION 2.8 COMMITTEE means the Committee described in section 4. 1.

         SECTION 2.9 COMPANY means GSB Financial Corporation, a corporation organized and existing under the laws of the State of Delaware, and any successor thereto.

         SECTION 2.10 DISABILITY means a condition of total incapacity, mental or physical, for further performance of duty with the Company which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

         SECTION 2.11 DISINTERESTED BOARD MEMBER means a member of the Board who
(a) is not a current employee of the Company or a subsidiary, and (b) satisfies all other requirements which may be necessary so that the Plan qualifies for the maximum available benefits under Section 162(m) of the Code and any applicable rules of the Securities Exchange Commission under Section 16 of the Exchange Act.

         SECTION 2.12 EFFECTIVE DATE means the date on which the plan is approved by Shareholders pursuant to section 9.8.

         SECTION 2.13 EFFECTIVE AMENDMENT DATE means the date on which the amendment to add this Section is approved by the shareholders of the Company.

         SECTION 2.14 ELIGIBLE DIRECTOR means a member of the board of directors of the Employer who is not also an employee of the Employer.

         SECTION 2.15 ELIGIBLE EMPLOYEE means any employee whom the Committee may determine to be a key officer or employee of the Employer and select to receive an Award pursuant to the Plan.

         SECTION 2.16 EMPLOYER means the Company, the Bank and any successor thereto and, with the prior approval of the Board, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution. With respect to any Eligible Employee or Eligible Director, the Employer shall mean the entity which employs such person or upon whose board of directors such person serves.

         SECTION 2.17 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

         SECTION 2.18 HOSTILE CHANGE OF CONTROL means a Change of Control which results from a transaction which is not expressly approved by a resolution of, or is approved without a favorable recommendation by, (i) a majority of the Disinterested Board Members, in the event of a transaction with a shareholder of the Company, or (ii) by a majority of the members of the Board immediately prior to such transaction, in the event of a transaction with a Person other than shareholder of the Company. A Change in Control for which no Board approval or recommendation is required shall be deemed a Hostile Change in Control unless the transaction or event constituting such Change in Control is approved by a two-thirds vote of members of the Board who were Directors of the Company on the Effective Amendment Date, or their Successors. If there are then no members of the Board who were directors of the Bank on the Effective Amendment Date, or who constitute their Successors as defined herein, then the Change in Control shall be deemed a Hostile Change in Control

         SECTION 2.19 OTS REGULATIONS means the regulations issued by the Office of Thrift Supervision and applicable to the Plan, the Bank or the Company.

         SECTION 2.20 PERSON means an individual, a corporation, a bank, a savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

         SECTION 2.21 PLAN means This Incentive Stock Award Plan for Directors, Officers and Employees of the Company as amended from time to time.

         SECTION 2.22 SHARE means a share of common stock of the Company, par value $.01 per share.

         SECTION 2.23 SUCCESSOR means a person who was first elected as a Director of the Company by either (i) a majority of the members the Board who were directors of the Company on the Effective Amendment Date or their Successors; or (ii) or by vote of the shareholders of the Company after nomination for election by a majority of the members the Board who were directors of the Company on the Effective Amendment Date or their Successors.

         SECTION 2.24 TRUST means the legal relationship created by the Trust Agreement pursuant to which the Trustee holds the Trust Fund in trust. The Trust may be referred to as the "Incentive Stock Award Plan Trust of GSB Financial Corporation."

         SECTION 2.25 TRUST AGREEMENT means the agreement between GSB Financial Corporation and the Trustee therein named or its successor pursuant to which the Trust Fund shall be held in trust.

         SECTION 2.26 TRUST FUND means the corpus (consisting of contributions paid over to the Trustee, and investments thereof), and all earnings, appreciations or additions thereof and thereto, held by the Trustee under the Trust Agreement in accordance with the Plan, less any depreciation thereof and any payments made therefrom pursuant to the Plan.

         SECTION 2.27 TRUSTEE means the Trustee of the Trust Fund from time to time in office. The Trustee shall serve as Trustee until it is removed or resigns from office and is replaced by a successor Trustee or Trustees appointed by the Company.

                                   ARTICLE III
                           SHARES AVAILABLE UNDER PLAN

         SECTION 3.1 SHARES AVAILABLE UNDER PLAN. The maximum number of Shares under the Plan shall be 89,930.


                                   ARTICLE IV
                                ADMINISTRATION

         SECTION 4.1 COMMITTEE. The Plan shall be administered by the members of the Compensation Committee of the Company, all of whose members shall be Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.

         SECTION 4.2 COMMITTEE ACTION. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the Secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

         SECTION 4.3 COMMITTEE RESPONSIBILITIES. Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority.

         (a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for Awards under the Plan, the amount of Shares, if any, to be granted pursuant to an Award, and the terms and conditions of such Award.

         (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

         (c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

                                    ARTICLE V
                                 THE TRUST FUND

         SECTION 5.1 CONTRIBUTIONS. The Company shall contribute, or cause to be contributed, to the Trust, from time to time, such amounts of money or property as shall be determined by the Board, in its discretion. No contributions by Eligible Directors or Eligible Employees shall be permitted.

         SECTION 5.2 THE TRUST FUND. The Trust Fund shall be held and invested under the Trust Agreement with the Trustee. The provisions of the Trust Agreement shall include provisions conferring powers on the Trustee as to investment, control and disbursement of the Trust Fund, and such other provisions not inconsistent with the Plan as may be prescribed by or under the authority of the Board. No bond or security shall be required of any Trustee at any time in office.

         SECTION 5.3 INVESTMENTS. The Trustee shall invest the Trust Fund in Shares and in such other investments as may be permitted under the Trust Agreement, including savings accounts, time or other interest bearing deposits in or other interest bearing obligations of the Company, in such proportions as shall be determined by the Committee; provided, however, that in no event shall the Trust Fund be used to purchase more than 89,930 Shares. Notwithstanding the immediately preceding sentence, the Trustee may temporarily invest the Trust Fund in short-term obligations of, or guaranteed by, the U.S. Government or an agency thereof, or the Trustee may retain the Trust Fund uninvested or may sell assets of the Trust Fund to provide amounts required for purposes of the Plan.

                                   ARTICLE VI
                                     AWARDS

         SECTION 6.1 AWARDS TO ELIGIBLE DIRECTORS. (a) On the Effective Date, each Person who is then an Eligible Director shall be granted an Award of 4,496 Shares.

         (b) In addition to such grant of Awards to Eligible Directors pursuant to Section 6.1(a), the Committee may, in its discretion, grant to any Eligible Director an additional Award or Awards.

         (c) Any Award granted pursuant to Section 6.1(a) or 6.1(b) shall contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

         SECTION 6.2 AWARDS TO ELIGIBLE EMPLOYEES. Subject to section 6.8 and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Employee may be granted an Award shall be determined by the Committee in its discretion; provided however, that in no event shall the number of Shares allocated to an Eligible Employee in an Award exceed the number of Shares then held in the Trust and not allocated in connection with other Awards.

         SECTION 6.3 AWARDS IN GENERAL. Any Award shall be evidenced by a written notice issued by the Committee to the Eligible Director or Eligible Employee, which notice shall.

         (a) specify the number of Shares covered by the Award.

         (b) specify the Award Date.

         (c) specify the dates on which such Shares shall become available for distribution to the Eligible Director or Eligible Employee, in accordance with sections 7.1 and 7.2; and

         (d) contain such other terms and conditions not inconsistent with the Plan as the Board may, in its discretion, prescribe.

         SECTION 6.4 SHARE ALLOCATIONS. Upon the grant of an Award to an Eligible Director or Eligible Employee, the Committee shall notify the Trustee of the Award and of the number of Shares subject to the Award. Thereafter, until such time as the Shares subject to such Award become vested or are forfeited, the books and records of the Trustee shall reflect that such number of Shares are being held for the benefit of the Award recipient.

         SECTION 6.5 DIVIDEND RIGHTS. (a) Any cash dividends or distributions declared and paid with respect to Shares in the Trust Fund that are, as of the record date for such dividend, allocated to an Eligible Director or Eligible Employee in connection with an Award shall be promptly paid to such Eligible Director or Eligible Employee. Any cash dividends declared and paid with respect to Shares that are not, as of the record date for such dividend, allocated to any Eligible Director or Eligible Employee in connection with any Award shall, at the direction of the Committee, be held in the Trust or used to pay the administrative expenses of the Plan, including any compensation due to the Trustee.

         (b) Any dividends or distributions declared and paid with respect to Shares in property other than cash shall be held in the Trust Fund. If, as of the record date for such dividend or distribution, the Shares with respect to which it is paid are allocated to an Eligible Director or Eligible Employee in connection with an Award, the property so distributed shall be similarly allocated such Eligible Director or Eligible Employee in connection with such Award and shall be held for distribution or forfeiture in accordance with the terms and conditions of the Award.

         SECTION 6.6 VOTING RIGHTS. (a) Each Eligible Director or Eligible Employee to whom an Award has been made that is not fully vested shall have the right to direct the manner in which all voting rights appurtenant to the Shares related to such Award will be exercised while such Shares are held in the Trust Fund. Such a direction shall be given by completing and filing, with the inspector of elections, the Trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction, a written direction in the form and manner prescribed by the Committee. If no such direction is given by an Eligible Director or Eligible Employee, then the voting rights appurtenant to the Shares allocated to him shall not be exercised.

         (b) To the extent that the Trust Fund contains Shares that are not allocated in connection with an Award, all voting rights appurtenant to such Shares shall be exercised by the Trustee in such manner as the Committee shall direct to reflect the voting directions given by Eligible Director or Eligible Employees with respect to Shares allocated in connection with their Awards.

         (c) The Committee shall furnish, or cause to be furnished, to each Eligible Director or Eligible Employee, all annual reports, proxy materials and other information furnished by GSB Financial Corporation, or by any proxy solicitor, to the holders of Shares.

         SECTION 6.7 TENDER OFFERS. (a) Each Eligible Director or Eligible Employee to whom an Award has been made that is not fully vested shall have the right to direct, with respect to the Shares related to such Award, the manner of response to any tender offer, exchange offer or other offer made to the holders of Shares. Such a direction shall be given by completing and filing, with the inspector of elections, the Trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction, a written direction in the form and manner prescribed by the Committee. If no such direction is given by an Eligible Director or Eligible Employee, then the Shares shall not be tendered or exchanged.

         (b) To the extent that the Trust Fund contains Shares that are not allocated in connection with an Award, all responses to tender, exchange and other offers appurtenant to such Shares shall be given by the Trustee in such manner as the Committee shall direct to reflect the responses given by Eligible Director or Eligible Employees with respect to Shares allocated in connection with their Awards.

         (c) The Committee shall furnish, or cause to be furnished, to each Eligible Director or Eligible Employee, all information furnished by the offer or to the holders of Shares.

         SECTION 6.8 LIMITATIONS ON AWARDS. (a) Notwithstanding anything in the Plan to the contrary, Each Award shall become vested and distributable ratably so that 20% of the Award shall become vested on each of the first five anniversaries of the Effective Date, provided, however, that such an Award shall become fully vested on the date of the Award holder's death or Disability; and provided, further, that the Committee may establish a different vesting schedule if not inconsistent with section 563b.3(g) of OTS Regulations. Such vesting requirements shall not apply to any Award granted after the Effective Amendment Date, but the Committee shall instead have the authority to impose such vesting restrictions as it deems appropriate at the time of granting any such Award.

         (b) An Award by its terms shall not be transferable by the Eligible Director or Eligible Employee other than by will or by the laws of descent and distribution, and the Shares granted pursuant to such Award shall be distributable, during the lifetime of the Recipient, only to the Recipient.

         SECTION 6.9 ACCELERATED VESTING. Notwithstanding any other provision of this Plan or any vesting restrictions imposed by the Committee, all Awards granted under this Plan which remain outstanding but which are not yet exercisable shall immediately vest and shall be immediately exercisable if (a) a Hostile Change in Control occurs, or (b) as to Awards to any Eligible Director, if that Director retires from service as a Director of all Employers after not less than ten years of service with any Employer. For the purpose of this Section, a Director shall be deemed to have retired upon voluntary resignation or upon failure to be re-elected as a Director.

                                   ARTICLE VII
                             DISTRIBUTION OF SHARES

         SECTION 7.1 DESIGNATION OF BENEFICIARY. An Eligible Director or Eligible Employee who has received an Award may designate a Beneficiary to receive any undistributed Shares that are, or become, available for distribution on, or after, the date of his death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the Beneficiary designated by an Eligible Director or Eligible Employee dies prior to the Eligible Director or Eligible Employee, or in the event that no Beneficiary has been designated, any undistributed Shares that are, or become, available for distribution on, or after, the Eligible Director's or Eligible Employee's death shall be paid to the executor or administrator of the Eligible Director's or Eligible Employee's estate, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select.

         SECTION 7.2 MANNER OF DISTRIBUTION. (a) As soon as practicable following the date any Shares granted pursuant to an Award become vested as set forth in section 6.8 or 6.9, the Committee shall take such actions as are necessary to cause the transfer of record ownership of the Shares that have become vested from the Trustee to the Award holder and shall cause the Trustee to distribute to the Award holder all property other than Shares then being held in connection with the Shares being distributed.

         (b) The Company's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Eligible Director or Eligible Employee or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

         SECTION 7.3 TAXES. The Company, the Committee or the Trustee shall have the right to require any person entitled to receive Shares pursuant to an Award to pay the amount of any tax which is required to be withheld with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

                                  ARTICLE VIII
                            TERMINATION AND AMENDMENT

         SECTION 8.1 TERMINATION. The Board may suspend or terminate the Plan in whole or in part at any time by giving written notice of such suspension or termination to the Committee; provided, however, that the Plan may not be terminated while there are outstanding Awards that may thereafter become vested. Upon the termination of the Plan, the Trustee shall make distributions from the Trust Fund in such amounts and to such persons as the Committee may direct and shall return the remaining assets of the Trust Fund, if any, to GSB Financial Corporation

         SECTION 8.2 AMENDMENT. The Board may amend or revise the Plan in whole or in part at any time.

         SECTION 8.3 ADJUSTMENTS IN THE EVENT OF A BUSINESS REORGANIZATION. (a) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change of Control) in which the Company is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each person who is then a holder of record of Shares, the number of Shares held in the Trust Fund, including Shares covered by Awards, shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a person who, immediately prior to such event, was the holder of record of one Share; provided, however, that the Committee may, in its discretion, establish another appropriate method of adjustment.

         (b) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change of Control) in which the Company is not the surviving entity, the Trustee shall hold in the Trust Fund any money, stock, securities or, other property received by holders of record of

Shares in connection with such merger, consolidation, or other business reorganization. Any Award with respect to which Shares had been allocated to an Eligible Director or Eligible Employee shall be adjusted by allocating to the Eligible Director or Eligible Employee receiving such Award the amount of money, stock, securities or other property received by the Trustee for the Shares allocated to such Eligible Director or Eligible Employee.

                                   ARTICLE IX
                                  MISCELLANEOUS

         SECTION 9.1 STATUS AS AN EMPLOYEE BENEFIT PLAN. This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

         SECTION 9.2 NO RIGHT TO CONTINUED EMPLOYMENT. Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Director or Eligible Employee any right to a continuation of employment by the Company. The Employers reserve the right to dismiss any Eligible Director or Eligible Employee or otherwise deal with any Eligible Director or Eligible Employee to the same extent as though the Plan had not been adopted.

         SECTION 9.3 CONSTRUCTION OF LANGUAGE. Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

         SECTION 9.4 GOVERNING LAW. The Plan shall be construed and enforced in accordance with the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by the federal laws of the United States of America. The Plan shall be construed to comply with applicable OTS Regulations.

         SECTION 9.5 HEADINGS. The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

         SECTION 9.6 NON-ALIENATION OF BENEFITS. The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts, except to the extent provided in a qualified domestic relations order as defined in section 414(p) of the Code.

         SECTION 9.7 NOTICES. Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is personally delivered or 5 days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other.

         (a) If to the Stock Plans Committee.

                   GSB Financial Corporation
                   One South Church Street
                   Goshen, New York 10924

             Attention: President

         (b) If to an Eligible Director or Eligible Employee, to the Eligible Director's or Eligible Employee's address as shown in the Employer's records.

         SECTION 9.8 APPROVAL OF SHAREHOLDERS. The Plan shall not be effective or implemented prior to the one year anniversary of the conversion of Goshen Savings Bank to stock form unless approved by the holders of a majority of the total votes eligible to be cast at any duly called annual or special meeting of the Company, in which case the Plan shall be effective as of the date of such approval. If not effective prior to such one year anniversary, the Plan shall be effective on such later date as is specified by the Board.

                                 REVOCABLE PROXY
                            GSB FINANCIAL CORPORATION

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints the Board of Directors of GSB Financial Corporation, or their successors in office, Proxies, with full power of substitution, to represent and vote all stock that the undersigned is entitled to vote at the Annual Meeting of Stockholders of GSB Financial Corporation, to be held on April 27, 2000 at 4:30 p.m. at the main office of Goshen Savings Bank, One South Church Street, Goshen, New York, or at any adjournments thereof upon the matters described in the accompanying Proxy Statement and upon other business that may properly come before the meeting or any adjournment thereof. Said Proxies are directed to vote or refrain from voting as marked hereon upon the matters listed herein, and otherwise in their discretion.

                                                    For     Against      Abstain

1.       Approval of the amendments to the
         Stock Option Plan.                         [  ]      [  ]        [  ]

2.       Approval of the amendments to the
         Incentive Stock Award Plan.                [  ]      [  ]        [  ]

3.       Election of Directors.                      For      With-      For All
                                                              hold       Except

                                                    [  ]      [  ]        [  ]

         CLIFFORD E. KELSEY, JR.    ROY L. LIPPINCOTT      HERBERT C. MUELLER

         INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

         ------------------------------------------------------------------

4.       Ratification of the appointment of          For     Against    Abstain
         Nugent & Haeussler, P.C. as auditors for
         the fiscal year ending December 31, 2000.  [  ]      [  ]        [  ]


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES AND THE OTHER PROPOSALS. PLEASE SIGN, DATE AND RETURN THIS PROXY.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES AND THE OTHER PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR JUDGMENT AND DISCRETION. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. PLEASE DATE, SIGN AND RETURN IN THE ENCLOSED POST-PAID ENVELOPE.

                                                   Date_________________________

Signature_______________________Signature if held jointly_______________________


    DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE-PAID ENVELOPE PROVIDED.

                            GSB FINANCIAL CORPORATION

         Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY